                                                   REGISTRATION NO. 2-28174


                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                     FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               / X /

     Pre-Effective Amendment No.  _____                               /   /

     Post-Effective Amendment No.   48                                / X /
                                  -----
                                      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       / X /

                       Capstone Fixed Income Series, Inc.
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                (Exact Name of Registrant as Specified in Charter)

             5847 San Felipe, Suite 4100, Houston, Texas  77057
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           (Address of Principal Executive Offices)    (Zip Code)

   Registrant's Telephone Number, Including Area Code     (713) 260-9000
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               Allan S. Mostoff, Esq., Dechert Price & Rhoads
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             1500 K Street, N.W., Suite 500, Washington, DC  20005
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                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

     / X /  immediately upon filing pursuant to paragraph (b).

     /   /  on ________________ pursuant to paragraph (b).

     /   /  60 days after filing pursuant to paragraph (a).

     /   /  on (date) pursuant to paragraph (a) of rule 485.

The Registrant has filed with the Securities and Exchange Commission a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, and:

     / X /  filed the notice required by that Rule on February 27, 1995;
            or

     /   /  intends to file the notice required by that Rule on or
            about________________; or

     /   /  during the most recent fiscal year did not sell any securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, and, pursuant to Rule 24f-2(b)(2), need not file the Notice.

Total Pages ______                                Exhibit Index Page ______

                            CAPSTONE FIXED INCOME SERIES
                          CAPSTONE GOVERNMENT INCOME FUND
                       CAPSTONE INTERMEDIATE GOVERNMENT FUND
                               CROSS REFERENCE SHEET
                                      BETWEEN
                         ITEMS OF FORM N-1A AND PROSPECTUS
                  (PART A TO REGISTRATION STATEMENT NO. 2-28174)


 Item
Number  Form N-1A Heading                Caption in Prospectus
------  -----------------                ---------------------

  1.    Cover Page                       Prospectus Cover Page

  2.    Synopsis                         Prospectus Summary; Fund Expenses

  3.    Condensed Financial Information  Financial Highlights

  4.    General Description of           Investment Objective and
        Registrant                       Policies; Investment Practices;
                                         Investment Risks; Investment
                                         Restrictions; Management of the Fund;
                                         General Information

  5.    Management of the Fund           Management of the Fund

  6.    Capital Stock and Other          General Information;
        Securities                       Distributions and Taxes

  7.    Purchase of Securities Being     Determination of Net Asset Value;
        Offered                          Purchasing Shares

  8.    Redemption or Repurchase         Redemption and Repurchase of
        Shares                           Shares

  9.    Pending Legal Proceedings        Inapplicable

                        CAPSTONE GOVERNMENT INCOME FUND


                  A SERIES OF CAPSTONE FIXED INCOME SERIES, INC.


                          5847 San Felipe, Suite 4100
                              Houston, TX  77057
                                 1-800-262-6631




                                  MARCH 25, 1996


                                    PROSPECTUS



     Capstone Government Income Fund (the "Fund") is the initial of two series of Capstone Fixed Income Series, Inc. (the "Corporation"), an open-end diversified management investment company. The investment objective of the Fund is to earn a high level of total return, consistent with safety of principal. The Fund seeks to achieve its investment objective by investing in debt obligations that have remaining maturities of three years or less and that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may also, in pursuit of its investment objective, engage in the purchasing and selling of options on U.S. Government securities in seeking to hedge against changes in interest rates and to enhance the Fund's yield. This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference.

     A STATEMENT OF ADDITIONAL INFORMATION about the Fund dated March 25, 1996, has been filed with the Securities and Exchange Commission and contains further information about the Fund. A copy of the Statement of Additional Information may be obtained without charge by calling or writing the Fund at the telephone number or address listed above. The Statement of Additional Information is incorporated herein by reference.




          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
               OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                 ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    CAPSTONE GOVERNMENT INCOME FUND


INVESTMENT ADVISER:                      ADMINISTRATOR:
Capstone Asset Management Company        Capstone Asset Management Company
5847 San Felipe, Suite 4100              5847 San Felipe, Suite 4100
Houston, Texas  77057                    Houston, Texas  77057

DISTRIBUTOR:                             SHAREHOLDER SERVICING AGENT:
Capstone Asset Planning Company          Fund/Plan Services, Inc.
5847 San Felipe, Suite 4100              2 W. Elm Street
Houston, Texas  77057                    P.O. Box 874
1-800-262-6631                           Conshohocken, Pennsylvania  19428


                              TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
Prospectus Summary. . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Financial Highlights. . . . . . . . . . . . . . . . . . . . . . . . . .   7
Investment Objective and Policies . . . . . . . . . . . . . . . . . . .   8
Investment Practices. . . . . . . . . . . . . . . . . . . . . . . . . .   9
Investment Risks. . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . .  12
Performance Information . . . . . . . . . . . . . . . . . . . . . . . .  12
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . .  13
Purchasing Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
Distributions and Taxes . . . . . . . . . . . . . . . . . . . . . . . .  18
Redemption and Repurchase of Shares . . . . . . . . . . . . . . . . . .  20
Determination of Net Asset Value. . . . . . . . . . . . . . . . . . . .  22
Stockholder Services  . . . . . . . . . . . . . . . . . . . . . . . . .  22
General Information . . . . . . . . . . . . . . . . . . . . . . . . . .  24


     No dealer, salesman, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer or solicitation in such jurisdiction.

                          CAPSTONE GOVERNMENT INCOME FUND
                                PROSPECTUS SUMMARY


Type of Company . . . The Fund is a series of Capstone Fixed Income
                      Series, Inc., an open-end diversified management investment company organized as a Maryland series company. (see page 24)

Investment Objective. The Fund's investment objective is to earn a high level of total return, consistent with safety of principal. The Fund seeks to achieve its objective by investing in short- and intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (see page 8)

Investment Policies . The Fund will invest in debt obligations that have remaining maturities of three years or less and that are issued by the U.S. Treasury and other U.S. agencies and instrumentalities. The Fund may also buy and sell covered options on U.S. Government securities. (see page 8)

Risk Factors  . . . . The securities in which the Fund may invest are subject to market, credit and interest rate risks. Additionally, the Fund could be adversely affected by its options transactions if forecasts of the Adviser are incorrect. (see page 12)

Investment Adviser  . Capstone Asset Management Company (the "Adviser") is
                      the Fund's investment adviser pursuant to an agreement dated May 11, 1992. The Adviser provides investment advice and places orders to purchase and sell securities for the Fund. The Adviser is responsible chiefly for the overall design and structure of the Fund's investment portfolio, the investment philosophy, strategy and maturity structure. It is paid a monthly fee equal to an annual rate of 0.40% of the Fund's average daily net assets. (see page 13)

Administrator . . . . Capstone Asset Management Company (the
                      "Administrator") is the Fund's Administrator. The Administrator provides advisory and/or administrative services to the other mutual funds in the Capstone Group, and is Adviser of the Fund. For its services, the Administrator is paid a monthly fee equal to an annual rate of 0.10% of the Fund's average daily net assets. (see page 15)

Dividends and
Distributions . . . . The Fund pays dividends from net investment income at least annually and distributes capital gains at
                      least annually.  (see page         18)

Distributor and
Offering Price. . . . Shares of the Fund are continuously offered for sale through the Fund's Distributor, Capstone Asset Planning Company, without a sales load, at the net asset value next determined after receipt of the order. The Fund bears certain expenses pursuant to a written Rule 12b-1 distribution plan. (see page 17)

Minimum Purchase. . . The minimum purchase required for initial investment is $200, except for continuous investment plans, and there is no minimum for subsequent investments. Certain waivers are available. (see page 17)

Redemption  . . . . . Shares of the Fund can be redeemed at net asset value, without charge.  (see page 20)

                                FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases      0%
  (as a percentage of offering price)

Maximum Sales Load Imposed on Reinvested
Dividends                                    0%
  (as a percentage of offering price)

Deferred Sales Load (as a percentage of      0%
  original purchase price or redemption
  proceeds, as applicable)

Redemption Fees (as a percentage of          0%
  amount redeemed, if applicable)

Exchange Fee                                 0%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management and Administration Fees           0.37%
12b-1 Fees*                                  0.19%
Other Expenses                               0.21%
Total Fund Operating Expenses                0.77%


                                    EXAMPLE

                                        1 year  3 years  5 years  10 years
                                        ------  -------  -------  --------
You would pay the following expenses
on a $1,000 investment, assuming (1)
5% annual return and (2) redemption
at the end of each time period:           $8      $25      $43       $95

____________

* Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term stockholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD (see "Distributor").

     The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Purchasing Shares" and "Redemption and Repurchase of Shares" below for more complete descriptions of those expenses. The information under the heading "Annual Fund Operating Expenses" is based on expenses actually incurred by the Fund during its last fiscal year ended November 30, 1995. The management and administration fee information contained in the table is based on the
maximum asset-based fees.   There
were no deductions for expense reimbursements or waivers by the Fund's Adviser or Administrator during the last fiscal year. See "Management of the Fund" for more complete descriptions of the fees paid to the Adviser and the Administrator.

     THE EXAMPLE WHICH IMMEDIATELY FOLLOWS THE TABLE USES THE "TOTAL FUND OPERATING EXPENSES" FIGURE ABOVE AND ASSUMES IT WILL REMAIN CONSTANT OVER THE ILLUSTRATED PERIOD. THE EXAMPLE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL FUND EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN IN THE EXAMPLE OR IN THE TABLE.

                             FINANCIAL HIGHLIGHTS

     The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the Fund's financial statements which have been audited by Tait, Weller & Baker for the years ended November 30, 1995 and December 31, 1994 and 1993 and the year ended September 30, 1990, and by Ernst & Young LLP, independent auditors, for the year ended December 31, 1992, the period from October 1, 1991 to December 31, 1991 and the year ended September 30, 1991. The Fund's Annual Report contains additional performance information and is available free of charge upon request by calling the Fund at 1-800-262-6631.


                                                                 PERIOD
                                                                 FROM
                             ELEVEN                              OCT. 1,
                             MONTHS          YEAR ENDED          1991 TO
                             ENDED           DECEMBER 31,        DEC. 31,          YEAR ENDED SEPTEMBER 30,
                             NOV. 30,  -----------------------   -------  ----------------------------------------
                             1995(3)   1994      1993     1992    1991(1) 1991(2) 1990     1989    1988      1987
                             ----      ----      ----     ----    ----    ----    ----     ----    ----      ----
PER SHARE DATA
Net asset value at beginning
  of period . . . . . . . . . $4.73   $4.80     $4.74    $4.67    $4.73  $4.67  $5.09     $5.22  $ 5.20     $5.26
                              -----   -----     -----    -----    -----  -----  -----     -----  ------     -----
Income from investment
  operations:
  Net investment income . . .   .24     .18       .17      .23      .06    .25    .44      .45     .44       .48
  Net realized and
  unrealized gain (loss). . .   .01    (.12)     (.01)    (.06)     .06   (.08)  (.40)    (.11)    .09      (.07)
                              -----   -----     -----    -----    -----  -----  -----    -----  ------     -----
Total from investment
  operations. . . . . . . . .   .25     .06       .16      .17      .12    .17    .04      .34     .53       .41
                              -----   -----     -----    -----    -----  -----  -----    -----  ------     -----
Less distributions from net
  investment income . . . . .   .00    (.13)     (.10)    (.10)    (.18)  (.11)  (.46)    (.47)   (.51)     (.47)
                              -----   -----     -----    -----    -----  -----  -----    -----  ------     -----
Net asset value at end of
  period. . . . . . . . . . . $4.98   $4.73     $4.80    $4.74    $4.67  $4.73  $4.67    $5.09  $ 5.22     $5.20
                              =====   =====     =====    =====    =====  =====  =====    =====  ======     =====

Total Return. . . . . . . . .  5.29%   1.13%     3.32%    3.55%    2.49%  3.63%   .73%    6.73%  10.73%     7.93%
                              =====   =====     =====    =====    =====  =====  =====    =====   =====    =====

RATIOS/SUPPLEMENTAL DATA
Ratio of operating expenses
  to average net assets . . .   .77%(4) .87%      .93%     .92%    .31%   1.45%  1.40%    1.24%   1.29%     1.29%

Ratio of interest expenses
  to average net assets . . .   .00%    .00%      .00%     .04%    .10%    .22%   .00%     .00%    .00%      .00%
                              -----    ----      ----     ----    ----    ----   ----     ----    ----      ----
Ratio of total expenses to
  average net assets. . . . .   .77%(4)  .87%     .93%     .96%    .41%   1.67%  1.40%   1.24%    1.29%     1.29%
                              =====    =====    =====    =====    ====    ====  =====    ====     ====     =====
Ratio of net investment
  income to average net assets 5.56%(4) 4.20%    3.64%    4.69%   1.34%   5.29%  9.06%   8.75%    8.51%     8.90%

Portfolio turnover . . . . . 309.66%  285.13%  596.36%  633.41% 129.05% 753.62% 82.00%  69.89%  100.48%   102.11%

Net assets at end of period
  (in thousands) . . . . . . 67,997    8,705   33,795   29,847  30,565  36,720 17,648  20,214   24,575    22,497

______________

(1) Selected per share data and ratios including total return have not been annualized.
(2) Effective January 1991, the investment objective and investment adviser were changed.
(3) Based on average shares outstanding determined daily.
(4) Annualized.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to earn a high level of total return, consistent with safety of principal. Total return would include net realized and unrealized capital gains and net investment income. The Fund seeks to achieve its objective by investing in debt obligations that have remaining maturities of three years or less and that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by engaging in certain income enhancement strategies. The Fund's investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund's investment objective will be achieved.

     By holding primarily U.S. Government securities, the Fund will seek to earn current income comparable to the stated coupons of the securities held in the portfolio. In addition, by entering into the specific yield enhancement strategies detailed below, including covered put and call option writing and use of option premium income to purchase options, the Fund will attempt to hedge the price risk of the portfolio securities and to enhance the current income of the portfolio beyond the stated coupons attached to the portfolio securities. Fund monies that are not invested in U.S. Government securities or employed in hedging or income enhancement strategies will be invested in repurchase agreements backed by U.S. Government securities.

     Under no circumstances will the Fund purchase debt obligations that have more than three years remaining to maturity, nor will the Adviser transact business that will cause the Fund's weighted-average maturity to be in excess of two years on the last business day of each calendar year. Accordingly, the Adviser expects that the Fund's daily net asset value will be limited in changes to those not exceeding the price sensitivity of two-to-three year U.S. Treasury notes.

     The Fund intends to reinvest all interest income earned by the Fund's portfolio in securities that mature before the end of the calendar year. The purpose of this procedure is to protect all interest income for possible distribution to stockholders. Interest income is, therefore, not intended for use in financing hedging or yield enhancement strategies. In this way the Fund hopes to protect its portfolio's principal value from erosion due to net options trading losses.

     Prior to a Special Meeting of Stockholders held January 8, 1991, the Fund's name was Investors Income Fund, Inc. and its investment objective was to seek a high level of current income along with preservation of capital through investments in U.S. Government and corporate bonds, money market instruments and other income-producing securities.



     The portfolio turnover rate for the fiscal years ended November 30, 1995 and December 31, 1994 and 1993 was 310%, 285% and 596%, respectively. It is anticipated that the Fund will incur a high portfolio turnover rate in connection with the use of covered option writing strategies; high portfolio turnover can be expected to increase the Fund's transaction costs. Additionally, to the extent portfolio turnover results in realization of net short-term capital gains, stockholders will be taxed on such gains at ordinary income tax rates (except stockholders investing through retirement plans that are not taxed currently on accumulations).

                             INVESTMENT PRACTICES

     The significant investments and investment strategies employed by the Fund, including related risks, are described below. For more information concerning the Fund's investment practices, see the Fund's Statement of Additional Information.

     U.S. GOVERNMENT SECURITIES. The Fund may invest in securities issued by the U.S. Treasury, including bills, notes and bonds with three years or less remaining until maturity. Those instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in the dates of their issuance, stated coupons, call provisions and maturity dates.

     U.S. GOVERNMENT AGENCIES SECURITIES. The Fund may invest up to 50% of its portfolio in instruments issued by agencies or instrumentalities of the U.S. Government. Some agencies, including the Department of Housing and Urban Development, the Government National Mortgage Association, the Farmer's Home Administration, and the Small Business Administration, issue securities backed by the "full faith and credit" of the United States.
U.S. Government agencies and instrumentalities that issue securities not backed by the "full faith and credit" of the U.S. Government in which the Fund may invest are limited to the Federal Farm Credit System, the Federal Land Banks, the Federal Intermediate Credit Banks, the Banks for Cooperatives, the Federal Home Loan Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In the case of issues not backed by the U.S. Government, the investor must look principally to the agency issuing the obligation for ultimate repayment of principal and interest.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements (a purchase of, and simultaneous commitment to resell, a security at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System, recognized primary dealers of Government securities, and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price or agreed rate of interest at a later date. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase or to maintain collateral in accordance with the agreement. In evaluating whether to enter into repurchase agreements, the Adviser will carefully consider the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled.

     REVERSE REPURCHASE AGREEMENTS. A reverse repurchase agreement involves the sale of a U.S. Treasury obligation by the Fund and its agreement to repurchase the instrument at a specific time and price. The Fund will maintain a segregated account, which will be marked-to-market daily, consisting of cash, cash equivalents and U.S. Government securities at least equal to its obligations under reverse repurchase agreements, including any accrued interest. The Fund will not invest proceeds from these transactions beyond the expiration of the reverse repurchase agreement. The Fund may not enter into these transactions with more than 33% of its portfolio, and will only enter into such agreements with dealers approved by the Fund for repurchase agreements.

     COVERED OPTIONS STRATEGIES. The Fund may write (or sell) put and call options on the U.S. Government securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. The Fund may also purchase put and call options on U.S. Government securities. The Fund will not write covered calls on more than 50% of its portfolio, and the Fund will not write covered calls with strike prices lower than the underlying securities' cost basis on more than 25% of its total portfolio.

     A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against a security held by the portfolio constitutes a "covered call." The sale of a put option against an amount of cash equal to the put's potential liability constitutes a "covered put." When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which the Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. Sales of covered puts will not total more than 10% of the Fund's total assets however, the Fund may sell covered puts on up to 20% of the Fund's total assets if the strike price of the put is lower than the underlying security's current market value.

     Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored by the Adviser and verified in appropriate cases. An OTC option transaction will be entered into by the Fund only with a securities dealer meeting criteria established by the Fund.

     The Fund may, in order to avoid the exercise of an option sold by it, cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of the Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of cancelling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by the Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

     Put and call option purchases by the Fund are not limited in par amount, nor in underlying security. However, the Fund may not exercise options that call for purchases or sales of securities not authorized by the Fund's investment policies. Put and call purchases are limited, however, in dollar amount by the net premiums received by the Fund from options sales and not yet distributed to stockholders as dividends. Moreover, the Fund may not invest more than 5% of its total assets in option purchases.

     RISKS OF WRITING OPTIONS. By writing a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

     WHEN-ISSUED AND FORWARD DELIVERY SECURITIES. Securities may be purchased on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered at a future date beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although the Fund is not limited in the amount of securities for which it may have commitments to purchase on such basis, it is expected that in normal circumstances, the Fund will commit no more than 25% of its assets to such purchases. The Fund does not pay for securities until received or start earning interest on them until it is notified of the settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, the Fund will normally invest in short-term securities that may bear interest at a lower rate than longer-term securities.

     These transactions are subject to market fluctuations; the value of the securities at delivery may be more or less than their purchase price, and yields available in the market may be higher than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transactions, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "forward delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

     The SEC generally requires that when investment companies, such as the Fund, effect transactions of the foregoing nature, such funds must either segregate cash or readily marketable high-grade debt securities with its Custodian in the amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements.

                             INVESTMENT RISKS

     The Fund is designed as a means of investing in short-term U.S. Government securities, and not as a trading vehicle. To the extent that the Fund invests in fixed rate obligations, the net asset value of the Fund may rise and fall with general interest rate changes. During periods of falling interest rates, the values of such securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

     The Fund will attempt to achieve its objective of earning a high level of total return by establishing the shortest possible maturity allowed by market conditions consistent with its investment objective, but the Fund can make no predictions as to what this maturity will be inside the stated restriction of three year maximum maturity. Changes in the value of portfolio securities do not affect the investment income from these securities, however, or the ability of the Fund to reinvest these earnings as they become available prior to distributions.

     Although the Fund's option writing activities cause portfolio turnover to be high (see "Investment Objective and Policies"), it is not an objective of the Fund to attempt to profit from interest rate changes by entering speculative positions or by excessively trading the portfolio. Obligations held by the Fund may, however, be subject to call prior to their maturity. Call provisions tend to be exercised when interest rates have fallen, forcing reinvestment of the proceeds at lower interest rates.


                         INVESTMENT RESTRICTIONS

     The Fund has certain investment restrictions some of which, as well as the Fund's investment objective, are fundamental and, accordingly, may not be changed without the approval of the holders of a majority of the Fund's shares, which means the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more the outstanding shares of the Fund present at a meeting in which holders of more than 50% of its outstanding shares are represented in person or by proxy. The Fund's fundamental and non-fundamental investment restrictions are fully described in the Statement of Additional Information. Among other things, the Fund's fundamental investment restrictions provide that the Fund may not borrow money, except that the Fund may enter into reverse repurchase agreements, and, as a temporary measure for extraordinary or emergency purposes, it may borrow from banks in an amount not to exceed 1/3 of the value its net assets, including the amount borrowed. The Fund will not purchase additional securities while its borrowings exceed 5% of its total assets.


                           PERFORMANCE INFORMATION

     The Fund may from time to time include figures indicating the Fund's yield, total return or average annual total return in advertisements or reports to stockholders or prospective investors. Quotations of the Fund's yield will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund). Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations.

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Merrill Lynch One to Three-Year Treasury Index and the Shearson Lehman Intermediate Government/Corporate Bond Index; (ii) certain performance figures prepared for broad groups of mutual funds with investment goals similar to the Fund by organizations such as Lipper Analytical and the Donoghue Organization; (iii) the Consumer Price Index, a statistical measure of change, over time, in the price of goods and services in major expenditure groups (such as food, housing, apparel, transportation, medical care, entertainment and other goods and services) typically purchased by urban consumers; (iv) other mutual funds with similar goals; and (v) certificates of deposit. Instruments included in the Shearson and Merrill indexes, which are unmanaged, may not necessarily be typical of the type of investments made by the Fund. Other material differences between the Fund and these indexes may include (i) the managed character of the Fund's portfolio (i.e., the Fund may purchase and sell investment securities based on their performance while securities comprising the particular index may remain as part of the index without regard to their performance), and (ii) the index would not generally reflect deductions for administrative expenses and costs. Further, broad-based economic indexes measure developments of general matters which may or may not be relevant to the Fund's performance during particular periods. For example, the purchasing power of consumers' dollars is measured by comparing the costs of goods and services today with the costs of the same goods and services at an earlier date.

     There are three material differences between an investment in the Fund and ownership of a certificate of deposit ("CD"). First, an investment in the Fund is subject to a greater degree of risk and fluctuation of value than a CD, which guarantees a specific rate of return. Second, if interest rates rise in the future, the capital value of bonds purchased at the present time will fall, which will affect the Fund's performance if such securities are held in its portfolio. Third, the underlying assets of a CD are federally insured on amounts up to $100,000.

     Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance. For a description of the methods used to determine the Fund's yield, total return and average annual total return, see the Statement of Additional Information.


                          MANAGEMENT OF THE FUND

     The Fund is a series of an open-end diversified management investment company, commonly called a mutual fund. See "General Information".
Through the purchase of shares of the Fund, investors with goals similar to the investment objective of the Fund can participate in the investment performance of the portfolio of investments held by the Fund. The management and affairs of the Fund are supervised by its Board of Directors.

INVESTMENT ADVISER

     Capstone Asset Management Company serves as the investment adviser (the "Adviser") to the Fund pursuant to an investment advisory agreement ("Advisory Agreement") dated May 11, 1992 between the Adviser and the Fund. The Adviser, located at 5847 San Felipe, Suite 4100, Houston, Texas 77057 was incorporated in 1982 and is a wholly-owned subsidiary of Capstone Financial Services, Inc. The Adviser serves as investment adviser and/or administrator to five other mutual funds: Capstone Growth Fund, Inc., Capstone Intermediate Government Fund, Capstone Nikko Japan Fund, Capstone New Zealand Fund, and Medical Research Investment Fund, Inc. (collectively, the "Capstone Funds"), and to pension and profit sharing accounts, corporations and individuals. Assets under management are approximately $1.3 billion.

     The Fund is managed primarily by Howard S. Potter, Managing Director of Capstone Asset Management Company. Mr. Potter began his Wall Street career trading financial futures as a local floor trader. In 1981 he joined Donaldson, Lufkin & Jenrette, Inc. as Assistant Vice President of Marketing, where, in addition to other responsibilities, he published two weekly newsletters on financial futures and debt options. He moved to Oppenheimer & Company in 1984 to spearhead their Risk Management Group, and from there joined James Money Management in 1988 as Chief Investment Officer for all yield enhancement products and portfolio manager of several mutual funds. In 1991, Mr. Potter formed New Castle Advisers, Inc. ("NCA"). As the president of this registered investment advisory firm, Mr. Potter served as the portfolio manager of several mutual funds, and since 1992 he has served as portfolio manager of the Fund. Mr. Potter received a B.A. degree from the University of Wisconsin and a M.A. degree from Northwestern University.

     Since 1992, NCA has served as the Fund's subadviser, and Mr. Potter as the Fund's portfolio manager. On January 1, 1996, Capstone Financial Services, Inc., the parent of the Adviser, acquired a majority interest in NCA, and NCA simultaneously resigned as subadviser to the Fund. Mr. Potter continues to act as the Fund's portfolio manager through his position as Managing Director of the Adviser. The Fund therefore no longer has a separate subadviser. This change has had no effect on advisory fees paid by the Fund, since fees to NCA were previously paid by the Adviser out of its fees from the Fund. The Adviser now retains the entire fee.

     Pursuant to the terms of the Advisory Agreement, the Adviser has agreed to (1) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations, (2) make investment decisions for the Fund and (3) place orders to purchase and sell securities for the Fund, subject to the supervision of the Board of Directors. In accordance with the Fund's policy of allocating portfolio brokerage described in the Statement of Additional Information, the Adviser is permitted to consider sales of Fund shares as a factor in selecting broker-dealers to execute portfolio transactions, subject to best execution. For these services the Fund pays the Adviser a fee computed daily and payable monthly at the annual rate of 0.40% of the first $250 million of the Fund's average daily net assets and 0.36% of such assets over $250 million. For the fiscal year ended November 30, 1995 the Fund paid advisory fees to the Adviser equal to 0.37% of the Fund's average daily net assets out of which the Adviser paid fees of $453,142 to NCA, which was the Fund's subadviser during that year.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreements relate except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of their obligations and duties, or by reason of their reckless disregard of their obligations and duties under the Advisory Agreement.

     The Advisory Agreement will remain in effect from year to year provided its renewal is specifically approved at least annually by the Board of Directors or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) and, in either case, by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement will terminate automatically in the event of its assignment and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party on not more than 60 days' written notice.

ADMINISTRATOR

     Pursuant to a separate Administration Agreement, the Adviser also provides administrative services for the Fund, supervises the Fund's daily business affairs, coordinates the activities of persons providing services to the Fund and furnishes office space and equipment to the Fund. Such services are subject to general review by the Board of Directors. For these administrative services, the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.10% of the Fund's average net assets.

DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Fund dated May 7, 1995, Capstone Asset Planning Company (the "Distributor"), is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis.

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to which it uses its assets to finance certain activities relating to the distribution of its shares to investors and provision of certain stockholder services. The Plan permits payments to be made by the Fund to the Distributor to reimburse it for particular expenditures incurred by it in connection with the distribution of the Fund's shares to investors and provision of certain stockholder services including but not limited to the payment of compensation, including incentive compensation, to securities dealers (which may include the Distributor itself) and certain banks, investment advisers and pension consultants (collectively, the "Service Organizations") to obtain various distribution related and/or administrative services for the Fund. These services include, among other things, processing new stockholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payment by the Fund of the cost of preparing, printing and distributing Fund Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

     Under the Plan, payments made to the Distributor may not exceed an amount computed at an annual rate of 0.20% of the average net assets of the Fund. The Distributor is permitted to collect fees under the Plan on a monthly basis. Any expenditures incurred in excess of the limitation described above during a given month may be carried forward up to twelve months for reimbursement, subject always to the 0.20% limit, and no interest or carrying charges will be payable by the Fund on amounts carried forward. Payments under the Plan are further limited by rules of the National Association of Securities Dealers. The Plan may be terminated by the Fund at any time and the Fund will not be liable for amounts not reimbursed as of the termination date. During the fiscal year ended
November 30, 1995, the effective rate of servicing fees paid to service organizations other than Capstone Asset Planning Company was .18% of the Fund's average net assets.

     The Plan was approved by a majority of the Fund's stockholders on January 8, 1991, and may be continued thereafter from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors, including a majority of the directors who have no direct or indirect financial interest in the operation of the Plan or any of its agreements ("Plan Directors"). The Plan was last approved by unanimous vote of a majority of the Board of Directors, including a majority of the Plan Directors, on May 7, 1995.

     The Glass-Steagall Act and other applicable laws currently prohibit banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, unless such laws are changed, if the Fund engages banks as Service Organizations, the banks would perform only administrative and shareholder servicing functions. If a bank were prohibited from acting as a Service Organization, alternative means for continuing the servicing of such shareholders would be sought.

EXPENSES

     The Fund pays all expenses incurred in the operation of the Fund other than those assumed by the Adviser under the Advisory Agreement or Administration Agreement, respectively. Expenses payable by the Fund include: fees and expenses of directors who are not "interested persons" (as defined in the 1940 Act); fees of the Adviser; Board of Directors meeting-related expenses of the directors and officers; mailing expenses of all Fund officers and directors; expenses for legal and auditing services; data processing and pricing services; costs of printing and mailing proxies, stock certificates and stockholder reports; administration fees; charges of the custodian, transfer agent, registrar or dividend disbursing agent; expenses pursuant to the Service and Distribution Plan; Securities and Exchange Commission fees; membership fees in trade associations; fidelity bond coverage for the Fund's officers; directors' and officers' errors and omissions insurance coverage; interest; brokerage costs; taxes; expenses of qualifying the Fund's shares for sale in various states; litigation; and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

     The Fund's expenses are accrued daily and are deducted from its total income before dividends are paid. Under the Advisory and Administration Agreements, if the Fund's ordinary expenses for any fiscal year (including advisory and administrative fees, but excluding interest, local, state and Federal taxes and extraordinary expenses) exceed the expense limitations of any state having jurisdiction over the Fund, then the annual advisory and administration fees will be reduced ratably (but not below zero) until the Fund can operate within the expense limitation discussed above. The Fund's total operating expenses as a percentage of its average net assets during the fiscal year ended November 30, 1995 were 0.77%.

                                 PURCHASING SHARES

     Capstone Asset Planning Company (the "Distributor"), located at 5847 San Felipe, Houston, Texas 77057, is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis. Edward L. Jaroski is a director of the Corporation, the Adviser and the Distributor. Some officers of the Fund are also officers of the Adviser, Distributor and their parent company, Capstone Financial Services, Inc.

     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Fund's Distributor. Except for the Fund itself, only the Distributor and investment dealers which have a sales agreement with the Distributor are authorized to sell shares of the Fund. For further information, reference is made to the caption "Distributor" in the Fund's Statement of Additional Information.

     The initial purchase must be at least $200, except for continuous investment plans which have no minimum, and there is no minimum for subsequent investments. Shares of the Fund are sold at net asset value, without a sales charge, and will be credited to a stockholder's account at the net asset value next computed after an order is received by the Distributor. Whenever a transaction takes place in the stockholder's account, a statement will be mailed reflecting the status of the account. Share certificates are not issued unless requested by the stockholder in writing to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so.

     Payment for all orders to purchase Fund shares must be received by the Fund's Transfer Agent within three business days after the order was placed.

INVESTING THROUGH AUTHORIZED DEALERS

     If any authorized dealer receives an order, the dealer may contact the Distributor directly. Orders received by dealers by the close of trading on the New York Stock Exchange on a business day that are transmitted to the Distributor by 4:00 p.m. Central time on that day will be effected at the net asset value per share determined as of the close of trading on the New York Stock Exchange that day. Otherwise, the orders will be effected at the next determined net asset value. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor before 4:00 p.m. Central time.

     After each investment, the stockholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

PURCHASES THROUGH THE DISTRIBUTOR

     An account may be opened by mailing a check or other negotiable bank draft (payable to Capstone Government Income Fund) together with the completed Investment Application Form to the Fund's Transfer Agent:
Capstone Government Income Fund, c/o Fund/Plan Services, Inc., 2 W. Elm Street, P.O. Box 874, Conshohocken, Pennsylvania 19428. All such investments are effected at the net asset value of Fund shares next computed following receipt of payment by the Transfer Agent. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Transfer Agent to the stockholder's address of record.

TELEPHONE PURCHASE AUTHORIZATION (INVESTING BY PHONE)

     Stockholders who have completed the Telephone Purchase Authorization section of the Investment Application Form may purchase additional shares by telephoning the Fund's Transfer Agent at (800) 845-2340. The minimum telephone purchase is $1,000 and the maximum is the greater of $1,000 or five times the net asset value of shares (for which certificates have not been issued) held by the stockholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be effected at the net asset value next computed after receipt of the call by the Fund's Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within three business days after the order is placed. If payment is not received within three business days after the order is placed, the stockholder will be liable for all losses incurred as a result of the purchase.

INVESTING BY WIRE

     Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank KC NA, ABA 10-10-00695, For; Fund/Plan Services, Inc. Account 98-7037-0719; Further Credit Capstone Government Income Fund. The investor's name and account number must be specified in the wire.

     Initial Purchases - Before making an initial investment by wire, an investor must first telephone (800) 845-2340 to be assigned an account number. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition, the investment application which accompanies this Prospectus should be promptly forwarded to Capstone Government Income Fund, c/o Fund/Plan Services, Inc., 2 W. Elm Street, P.O. Box 874, Conshohocken, Pennsylvania 19428.

     Subsequent Purchases - Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number. The investor's bank may impose a fee for investments by wire.


                            DISTRIBUTIONS AND TAXES

PAYMENT OPTIONS

     Distributions (whether treated for tax purposes as ordinary income or long-term capital gains) to stockholders of the Fund are paid in additional shares of the Fund, with no sales charge, based on the Fund's net asset value as of the close of business on the record date for such distributions. However, a stockholder may elect on the application form which accompanies this Prospectus to receive distributions as follows:

     Option 1.   To receive income dividends in cash and capital gain
                 distributions in additional Fund shares, or

     Option 2.   To receive all income dividends and capital gain
                 distributions in cash.

     The Fund pays any dividends from investment company taxable income annually in December, and intends to make any distributions representing net capital gain annually in December. The Fund will advise each stockholder annually of the amounts of dividends from investment company taxable income and of net capital gain distributions reinvested or paid in cash to the stockholder during the calendar year.

     If you select Option 1 or Option 2 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distribution checks will be reinvested in your account at the then current net asset value and your election will be converted to the purchase of additional shares.

TAXES

     The Fund intends to qualify and elect to be treated as a regulated investment company under the Federal tax law. In any taxable year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income (which includes, among other items, interest and the excess of realized net short-term capital gain over realized net long-term capital loss), the Fund generally will be relieved of Federal income tax on its investment company taxable income and net capital gains (the excess of realized net long-term capital gains over realized net short-term capital losses) distributed to stockholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Distributions from investment company taxable income are taxable to stockholders as ordinary income. Distributions of the net capital gain designated by the Fund as capital gain dividends are taxable as long-term capital gains regardless of the length of time a stockholder may have held shares of the Fund. The tax treatment of distributions treated as ordinary income or capital gain will be the same whether the stockholder invests the distributions in additional shares or elects to receive them in cash. Some of the Fund's distributions may constitute a return of capital.

     Stockholders will be notified each year of the amounts and nature of dividends and distributions paid to them by the Fund, including the amounts (if any) for that year which have been designated as capital gain dividends.

     Special tax rules may apply to the Fund's transactions involving options. These rules, among other things: (i) may affect whether capital gains and losses from such transactions are considered to be short-term or long-term; (ii) may have the effect of converting capital gains and losses into ordinary income and losses; (iii) may have the effect of deferring losses and/or accelerating the recognition of gains or losses; and (iv) for purposes of qualifying as a regulated investment company, may limit the extent to which the Fund will be able to engage in such transactions.

     Upon the sale, redemption, or other disposition of shares of the Fund, a stockholder generally will realize a taxable gain or loss, depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands and will be long-term or short-term, depending on the stockholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to the reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder with respect to such shares.

     The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions (including gross proceeds from the redemption of Fund shares) payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or where the Fund or the stockholder has been notified by the Internal Revenue Service that the stockholder is subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's Federal income tax liability.

     Distributions also may be subject to additional state, local and foreign taxes, depending on each stockholder's particular situation. In addition, foreign stockholders may be subject to Federal income tax rules that differ significantly from those described above. Stockholders are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                     REDEMPTION AND REPURCHASE OF SHARES

     Shares of the Fund, in any amount, may be redeemed at any time, without charge, at the net asset value next determined after a request is received by the Fund. See "Determination of Net Asset Value." In addition, the Distributor is authorized as agent for the Fund to offer to repurchase at the net asset value next determined after the request is received by the Distributor, shares which are presented by telephone or telegraph to the Distributor by authorized investment dealers. Broker-dealers may charge for their services in connection with the repurchase, but the Distributor and its affiliates will not charge any fee for such repurchase.

     Requests for redemption may be made by calling the Fund at 1-800-845-2340, by telegraph or other wire communication, or by letter upon completion of the Expedited Redemption portion set forth in the application form. Payment of redemption proceeds may be delayed if the shares to be redeemed were purchased by check and such check has not cleared (which may take up to 15 days from the purchase date). Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Capstone Government Income Fund, c/o Fund/Plan Services, Inc., 2 W. Elm Street, P.O. Box 874, Conshohocken, Pennsylvania 19428. In addition, certain expedited redemption methods described below are available. If stock certificates have been issued for shares being redeemed, such certificates must accompany the written request with the stockholder's signature guaranteed by an "eligible guarantor institution", as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. No signature guarantees for shares for which no certificates have been issued are required when an application is on file at the Transfer Agent and payment is to be made to the stockholder of record at the stockholder's address of record. However, if the proceeds of the redemption are to be paid to someone other than the registered holder, or to other than the stockholder's address of record, or the shares are to be transferred, the owner's signature must be guaranteed by a commercial bank or by a securities firm having membership on a recognized national securities exchange.

     The Fund reserves the right to pay any portion of redemption requests in excess of $1 million in readily marketable securities from the Fund's portfolio. In this case, the stockholders generally will incur brokerage charges on the sale of the securities.

     Normally the Fund will make payment for all shares redeemed within two
(2) business days, but in no event will payment be made more than three (3) business days after receipt of a redemption request and/or certificate in proper order. However, payment may be postponed or the right of redemption suspended for more than three (3) business days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Proceeds of redeemed shares will be transmitted by Federal Funds wire to the shareholder's bank account designated on the application form (which must be at a commercial bank which is a member of the Federal Reserve System) or by check.

     The value of shares on repurchase or redemption may be more or less than the investor's cost depending upon the market value of the Fund's portfolio securities at the time of redemption. No redemption fee is charged for the redemption of shares.

EXPEDITED TELEPHONE REDEMPTION

     A stockholder redeeming at least $1,000 of shares (for which certificates have not been issued), and who has authorized expedited redemption on the application form filed with the Fund's Transfer Agent may, at the time of such redemption, request that funds be mailed or wired to the commercial bank or registered broker-dealer he has previously designated on the application by telephoning the Transfer Agent at 1-800-845-2340. Proceeds for redemptions requested by 2:45 p.m. Central time will be sent on the next business day. In order to allow the Adviser to manage the Fund more effectively, stockholders are strongly urged to initiate redemptions as early in the day as possible and to notify the Transfer Agent in advance of redemptions in excess of $5 million. If a stockholder seeks to use an expedited method of redemption of shares recently purchased by check, the Fund may withhold the redemption proceeds until it is reasonably assured of the collection of the check representing the purchase, which may take up to 15 days from the purchase date. The Fund, Distributor and Transfer Agent reserve the right at any time to suspend or terminate the expedited redemption procedure or to impose a fee for this service. At the present time there is no fee charged for this service. During periods of unusual economic or market changes, stockholders may experience difficulties or delays in effecting telephone redemptions.

     When exchange or redemption requests are made by telephone, the Fund has procedures in place designed to give reasonable assurance that such telephone instructions are genuine, including recording telephone calls and sending written confirmation of transactions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone transactions unless it does not follow such procedures, in which case it may be liable for such losses.


                       DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value is computed daily, Monday through Friday, as of 4:15 p.m. Eastern Time, except that the net asset value will not be computed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the days that the Federal Reserve wire system is closed. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including any accrued interest and dividends receivable but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, adjusted to the nearest whole cent. The net asset value so computed will be used for all purchase orders and redemption requests received between such computation and the preceding computation.

     All portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the bid and asked prices. OTC options are valued using the Black-Scholes Model, which utilizes the option's characteristics when bought or sold and the market price of the underlying security to determine a daily price for each OTC option's position. The only pricing variable changed daily is the price of the underlying security. Short-term instruments having a maturity date of more than 60 days are valued on a "mark-to-market" basis, that is, at prices based on market quotations for securities of similar type, yield, quality and maturity, until 60 days prior to maturity and thereafter at amortized value. Short-term instruments having a maturity date of 60 days or less at the time of purchase are valued at amortized cost value unless the Board of Directors determines this does not represent fair market value. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).


                             STOCKHOLDER SERVICES

     Capstone Government Income Fund provides its stockholders with a number of services and conveniences designed to assist investors in the management of their investments. These stockholder services include the following:

TAX-DEFERRED RETIREMENT PLANS

     Shares may be purchased by virtually all types of tax-deferred retirement plans. The Distributor or its affiliates make available plan forms and/or custody agreements for the following:

     o Individual Retirement Accounts (for individuals and their non-employed spouses who wish to make limited tax deductible contributions to a tax-deferred account for retirement); and

     o    Simplified Employee Pension Plans.

     Dividends and distributions will be automatically reinvested without a sales charge. For further details, including fees charged, tax consequences and redemption information, see the specific plan documents which can be obtained from the Fund.

     Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

EXCHANGE PRIVILEGE

     Shares of the Fund which have been outstanding 15 days or more may be exchanged for shares of other Capstone Funds at a price based on their respective net asset values with no sales or administrative charge. Any exchange must meet applicable minimum investment and other requirements for the Capstone Fund (or class of such Fund) into which the exchange is requested. A Fund stockholder requesting such an exchange will be sent a current prospectus for the fund into which the exchange is requested. Shares held less than 15 days cannot be exchanged. In such instances, the shares will be redeemed at the next computed net asset value.

     Purchases, redemptions, and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales may be deemed abusive by the Adviser and, at the discretion of the Adviser, can be limited by the Fund's refusal to accept further purchase and/or exchange orders from the investor. Although the Adviser will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other stockholders, as a general policy investors should be aware that engaging in more than one exchange or purchase-sale transaction during any thirty-day period with respect to a particular fund may be deemed abusive and therefore subject to the above restrictions.

     An exchange of shares is treated for Federal income tax purposes as a sale of shares given in exchange and the stockholder may, therefore, realize a taxable gain or loss. The exchange privilege may be exercised only in those states where shares of the fund for which shares held are being exchanged may be legally sold, and the privilege may be amended or terminated upon 60 days' notice to stockholders.

     The stockholder may exercise the following exchange privilege options:

          Exchange by Mail - Stockholders may mail a written notice requesting an exchange to the Fund's Transfer Agent.

          Exchange by Telephone - Stockholders must authorize telephone exchange on the application form filed with the Fund's Transfer Agent to exchange shares by telephone. Telephone exchanges may be made from 9:30 a.m. to 4:00 p.m. Eastern time, Monday through Friday, except holidays. If certificates have been issued to the investor, this procedure may be utilized only if he delivers his certificates, duly endorsed for transfer, to the Transfer Agent prior to giving telephone instructions. During periods of unusual economic or market changes, stockholders may experience difficulties or delays in effecting telephone exchanges.

     When exchange or redemption requests are made by telephone, the Fund has procedures in place designed to give reasonable assurance that such telephone instructions are genuine, including recording telephone calls and sending written confirmation of transactions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone transactions unless it does not follow such procedures, in which case it may be liable for such losses.

PRE-AUTHORIZED PAYMENT

     A stockholder may arrange to make regular monthly investments of $25 or more automatically from his checking account by authorizing the Fund's Transfer Agent to withdraw the payment from his checking account. Pre-Authorized Payment Forms can be obtained by contacting the Transfer Agent.

SYSTEMATIC WITHDRAWAL PLAN

     Investors may open a withdrawal plan providing for withdrawals of $50 or more monthly, quarterly, semi-annually or annually if they have a minimum balance of $5,000 in shares of the Fund. The minimum periodic amount which may be withdrawn pursuant to this plan is $50.

     These payments do not represent a yield or return on investment and may constitute return of initial capital. In addition, such payments may deplete or eliminate the investment. Stockholders cannot be assured that they will receive payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend primarily upon the amount and frequency of payments and the yield on the remaining shares. Under this plan, any distributions must be reinvested in additional shares at net asset value.

     The Systematic Withdrawal Plan is voluntary, flexible, and under the stockholder's control and direction at all times, and does not limit or alter the stockholder's right to redeem shares. Such plan may be terminated in writing at any time by either the stockholder or the Fund. The cost of operating the Systematic Withdrawal Plan is borne by the Fund. It would not be advisable for investors to make purchases of shares involving any sales charge while participating in the Systematic Withdrawal Plan.


                                GENERAL INFORMATION

     The Fund is the initial series of Capstone Fixed Income Series, Inc. (the "Corporation"), an open-end diversified management investment company, as defined in the Investment Company Act of 1940, as amended. It was originally incorporated in Delaware in 1968 and was reorganized as the initial series of the Corporation, which was established under Maryland law on May 11, 1992. There is one other series of shares outstanding, Capstone Intermediate Government Fund, and the Corporation may create additional series in the future. The Corporation has an authorized capitalization of two hundred million shares of $.001 par value common stock. Each existing and future series will be treated as a separate mutual fund with its own investment objective and policies. All shares have equal voting and liquidation rights and have one vote per share. Voting rights are noncumulative, which means that holders of more than 50% of the shares voting for the election of directors may elect 100% of the directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for the directors will not be able to elect any directors. All shares have equal dividend rights, are fully paid, nonassessable and freely transferable and have no conversion, pre-emptive or subscription rights. Fractional shares have the same rights, pro rata, as full shares.

     On all matters submitted to stockholder vote, all shares of the Corporation then issued and outstanding, irrespective of series, will be voted in the aggregate and not by individual series, except (1) when required by the Investment Company Act of 1940, shares will be voted by individual series, and (ii) when a matter is determined by the directors to affect less than all of the Corporation's series, then only holders of shares of the affected series will be entitled to vote on such a matter.

     The Fund's securities are held by The Fifth Third Bank, Cincinnati, Ohio, under a Custodian Agreement with the Fund. Fund/Plan Services, Inc. acts as both Transfer Agent and dividend paying agent for the Fund.

     Inquiries by stockholders of the Fund should be addressed to the Fund at its address stated on the cover page of this Prospectus.

ANNUAL MEETINGS

     Neither the Corporation nor the Fund is required to hold an annual meeting of its stockholders; however, stockholders have the right to require the Secretary of the Corporation to call a stockholders' meeting upon the written request of stockholders entitled to vote not less than ten percent of all votes entitled to be cast at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the stockholders requesting such meeting shall have paid to the Fund the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such stockholders. No meeting shall be called upon the request of stockholders to consider any matter which is substantially the same as a matter voted upon at any special meeting of the stockholders held during the preceding twelve months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting.

                   CAPSTONE INTERMEDIATE GOVERNMENT FUND


              A SERIES OF CAPSTONE FIXED INCOME SERIES, INC.


                       5847 San Felipe, Suite 4100
                            Houston, TX  77057
                              1-800-262-6631




                              MARCH 25, 1996



                                PROSPECTUS



     Capstone Intermediate Government Fund (the "Fund") is a newly organized series of Capstone Fixed Income Series, Inc. (the "Corporation"), an open-end diversified management investment company. The investment objectives of the Fund are to earn a high level of total return and to moderate share price volatility. The Fund seeks to achieve its objective of seeking high total return by investing in debt obligations that have remaining maturities of seven years or less. Its investments will be primarily in securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. It may also invest in securities of highly rated U. S. corporations and banks. In pursuing its objectives to moderate share price volatility and to increase total return, the Fund may purchase and sell futures contracts and options on U.S. Government securities. This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference.

     A STATEMENT OF ADDITIONAL INFORMATION about the Fund dated March 25, 1996 has been filed with the Securities and Exchange Commission and contains further information about the Fund. A copy of the Statement of Additional Information may be obtained without charge by calling or writing the Fund at the telephone number or address listed above. The Statement of Additional Information is incorporated herein by reference.




       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
             OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
               ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
           REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   CAPSTONE INTERMEDIATE GOVERNMENT FUND


INVESTMENT ADVISER:                      SHAREHOLDER SERVICING AGENT:
Capstone Asset Management Company        Fund/Plan Services, Inc.
5847 San Felipe, Suite 4100              2 W. Elm Street
Suite 4100                               P.O. Box 874
Houston, Texas  77057                    Conshohocken, Pennsylvania  19428


                                  DISTRIBUTOR:
                        Capstone Asset Planning Company
                         5847 San Felipe, Suite 4100
                             Houston, Texas  77057



                                TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
Prospectus Summary. . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
Investment Objective and Policies . . . . . . . . . . . . . . . . . . .   5
Investment Practices. . . . . . . . . . . . . . . . . . . . . . . . . .   6
Investment Risks. . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . .  10
Performance Information . . . . . . . . . . . . . . . . . . . . . . . .  10
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . .  11
Purchasing Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Distributions and Taxes . . . . . . . . . . . . . . . . . . . . . . . .  16
Redemption and Repurchase of Shares . . . . . . . . . . . . . . . . . .  17
Determination of Net Asset Value. . . . . . . . . . . . . . . . . . . .  19
Stockholder Services  . . . . . . . . . . . . . . . . . . . . . . . . .  20
General Information . . . . . . . . . . . . . . . . . . . . . . . . . .  22


     No dealer, salesman, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer or solicitation in such jurisdiction.

                    CAPSTONE INTERMEDIATE GOVERNMENT FUND
                              PROSPECTUS SUMMARY


Type of Company . . . .  The Fund is a newly organized series of Capstone
                         Fixed Income Series, Inc., an open-end diversified management investment company organized as a Maryland series company. (see page 22)

Investment Objective. .  The Fund's investment objectives are to earn a high level of total return and to moderate share price volatility. (see page 5)

Investment Policies . .  The Fund will invest in debt obligations that have remaining maturities of seven years or less.
                         Under normal market conditions, at least 65% of its assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may also invest in securities issued by high grade debt issued by corporations and banks and may buy and sell futures contracts and options on U.S. Treasury securities and covered options on U.S. Government securities. (see page 5)

Risk Factors  . . . . .  The securities in which the Fund may invest are subject to market, credit and interest rate risks. Additionally, the Fund could be adversely affected by its futures contracts and options transactions if forecasts of the Adviser are incorrect. (see page 9)

Investment Adviser  . .  Capstone Asset Management Company (the "Adviser")
                         is the Fund's investment adviser and is paid a monthly fee equal to an annual rate of 0.45% of the Fund's average daily net assets. The Adviser provides advisory and/or administrative services to the other mutual funds in the Capstone Group. (see page 11)

Dividends and
Distributions . . . . .  The Fund pays dividends from net investment income at least annually and distributes capital gains at least annually. (see page 15)

Distributor and Offering
Price . . . . . . . . .  Shares of the Fund are continuously offered for sale through the Fund's Distributor, Capstone Asset Planning Company, without a sales load, at the net asset value next determined after receipt of the order. The Fund bears certain expenses pursuant to a written Rule 12b-1 distribution plan. (see page 14)

Minimum Purchase. . . .  The minimum purchase required for initial investment is $200, except for continuous investment plans, and there is no minimum for subsequent investments. Certain waivers are available. (see page 14)

Redemption  . . . . . .  Shares of the Fund can be redeemed at net asset value, without charge.  (see page 17)

                                   FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering
price)                                                                  0%

Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
offering price)                                                         0%

Deferred Sales Load (as a percentage of original purchase price or
redemption proceeds, as applicable)                                     0%

Redemption Fees (as a percentage of amount redeemed, if applicable)     0%

Exchange Fee                                                            0%


ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fee                              .45%
12b-1 Fees*                                 .25%
Estimated Other Expenses                    .13%
Total Fund Operating Expenses               .83%


                                      EXAMPLE

                                                        1 year      3 years
                                                        ------      -------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period:                 $8         $26

____________
* Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term stockholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD (see "Distributor").

     The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The information under the heading "Annual Fund Operating Expenses" is based on projected expenses the Fund will incur during its first year of operation and assumes the average net assets of the Fund to be $100 million. The management and administration fee information contained in the table is based on the maximum asset-based fees. See "Management of the Fund" for more complete descriptions of the fees paid to the Adviser.

     THE EXAMPLE WHICH IMMEDIATELY FOLLOWS THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR

PERFORMANCE. ACTUAL FUND EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN IN THE EXAMPLE OR IN THE TABLE.


                      INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objectives are to earn a high level of total return and to moderate share price volatility. The Fund's total return would include net realized and unrealized capital gains and net investment income. The Fund seeks to achieve its objectives by investing in debt obligations that have remaining maturities of seven years or less. Additionally, under normal market conditions, at least 65% of its total assets will be invested in securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may also invest in securities of U. S. corporations and banks rated A or better by Moody's Investor Services, Inc. ("Moody's"), or Standard & Poors Corporation ("S&P" ) and may engage in certain income enhancement and hedging strategies. The Fund's investment objectives are fundamental policies and may not be changed without the authorization of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund's investment objectives will be achieved.

     By holding primarily U.S. Government and highly rated corporate and bank securities, the Fund will seek to earn current income comparable to the stated coupons of the securities held in the portfolio. In addition, by entering into the specific yield enhancement and hedging strategies detailed below, including the purchase and sale of futures contracts and covered put and call options writing, the Fund will attempt to hedge the price risk of the portfolio securities and to enhance the current income of the portfolio beyond the stated coupons attached to the portfolio securities. Fund monies that are not invested in U.S. Government, corporate or bank securities or employed in hedging or income enhancement strategies will be invested in repurchase agreements backed by U.S. Government securities.

     Under no circumstances will the Fund purchase debt obligations that have more than seven years remaining to maturity, nor will the Adviser transact business that will create a weighted-average maturity of the Fund to be in excess of four years. Accordingly, the Adviser expects that the Fund's daily net asset value will be limited in changes to those not exceeding the price sensitivity of five-year U.S. Treasury notes.

     The Fund intends to reinvest all interest income earned by the Fund's portfolio in securities that mature before the end of the calendar year. The purpose of this procedure is to protect all interest income for possible distribution to stockholders. Interest income is, therefore, not intended for use in financing hedging or yield enhancement strategies.

      It is anticipated that the Fund will incur a high portfolio turnover rate in connection with the use of covered option writing strategies; high portfolio turnover can be expected to increase the Fund's transaction costs. Additionally, to the extent portfolio turnover results in realization of net short-term capital gains, stockholders will be taxed on such gains at ordinary income tax rates (except stockholders investing through retirement plans that are not taxed currently on accumulations).

                               INVESTMENT PRACTICES

     The significant investments and investment strategies employed by the Fund, including related risks, are described below. For more information concerning the Fund's investment practices, see the Fund's Statement of Additional Information.

     U.S. GOVERNMENT SECURITIES. The Fund may invest in securities issued by the U.S. Treasury, including bills, notes and bonds with SEVEN years or less remaining until maturity. Those instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in the dates of their issuance, stated coupons, call provisions and maturity dates.

     U.S. GOVERNMENT AGENCIES SECURITIES. The Fund may invest up to 50% of its portfolio in instruments issued by agencies or instrumentalities of the U.S. Government. Some agencies, including the Department of Housing and Urban Development, the Government National Mortgage Association, the Farmer's Home Administration, and the Small Business Administration, issue securities backed by the "full faith and credit" of the United States.
U.S. Government agencies and instrumentalities that issue securities not backed by the "full faith and credit" of the U.S. Government in which the Fund may invest are limited to the Federal Farm Credit System, the Federal Land Banks, the Federal Intermediate Credit Banks, the Banks for Cooperatives, the Federal Home Loan Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In the case of issues not backed by the U.S. Government, the investor must look principally to the agency issuing the obligation for ultimate repayment of principal and interest.

     U. S. CORPORATE SECURITIES. The Fund may invest up to 35% of its portfolio in debt instruments issued by U.S. corporations and banks rated A or better by Moodys or S&P. In the event that such securities held by the Fund are downgraded below these ratings, the Fund may retain the securities, provided that it will dispose of such downgraded securities to the extent they would exceed 5% of the Fund's assets. The Fund may not at any time hold securities of one corporate or bank issuer in excess of 5% of its portfolio. This investment restriction does not apply to securities issued by the U. S. Treasury or Government agencies. Corporate and bank issues purchased by the Fund may include fixed coupon, callable, asset-backed, and floating-rate securities, but does not include convertible securities.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements (a purchase of, and simultaneous commitment to resell, a security at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System, recognized primary dealers of Government securities, and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price or agreed rate of interest at a later date. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase or to maintain collateral in accordance with the agreement. In evaluating whether to enter into repurchase agreements, the Adviser will carefully consider the creditworthiness of the vendor.
If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled.

     REVERSE REPURCHASE AGREEMENTS. A reverse repurchase agreement involves the sale of a U.S. Treasury obligation by the Fund and its agreement to repurchase the instrument at a specific time and price. The Fund will maintain a segregated account, which will be marked-to-market daily, consisting of cash, cash equivalents and U.S. Government securities at least equal to its obligations under reverse repurchase agreements, including any accrued interest. The Fund will not invest proceeds from these transactions beyond the expiration of the reverse repurchase agreement. The Fund may not enter into these transactions with more than 33% of its portfolio, and will only enter into such agreements with dealers approved by the Fund for repurchase agreements.

     COVERED OPTIONS STRATEGIES. The Fund may write (or sell) put and call options on the U.S. Government securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. The Fund may also purchase put and call options on U.S. Government securities. The Fund will not write covered calls on more than 75% of its portfolio.

     A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against a security held by the portfolio constitutes a "covered call." The sale of a put option against an amount of cash equal to the put's potential liability constitutes a "covered put." When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which the Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. Sales of covered puts will not total more than 50% of the Fund's total assets.

     Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored by the Adviser and verified in appropriate cases. An OTC option transaction will be entered into by the Fund only with a securities dealer meeting criteria established by the Fund.

     The Fund may, in order to avoid the exercise of an option sold by it, cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of the Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of cancelling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by the Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

     Put and call option purchases by the Fund are not limited in par amount, nor in underlying security. However, the Fund may not exercise options that call for purchases or sales of securities not authorized by the Fund's investment policies. However, the Fund may not invest more than 5% of its total assets in option purchases.

     RISKS OF WRITING OPTIONS. By writing a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

     WHEN-ISSUED AND FORWARD DELIVERY SECURITIES. Securities may be purchased on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered at a future date beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although the Fund is not limited in the amount of securities for which it may have commitments to purchase on such basis, it is expected that in normal circumstances, the Fund will commit no more than 35% of its assets to such purchases. The Fund does not pay for securities until received or start earning interest on them until it is notified of the settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, the Fund will normally invest in short-term securities that may bear interest at a lower rate than longer-term securities.

     These transactions are subject to market fluctuations; the value of the securities at delivery may be more or less than their purchase price, and yields available in the market may be higher than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transactions, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "forward delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

     The SEC generally requires that when investment companies, such as the Fund, effect transactions of the foregoing nature, such funds must either segregate cash or readily marketable high-grade debt securities with its Custodian in the amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements.

     Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position and to hedge against adverse movements in interest rates. To the extent that these instruments are utilized, the Fund will be subject to the investment risks of having purchased or sold the securities underlying the contracts. The Fund may purchase call options on interest rate futures contracts to hedge against declines in interest rates and may purchase puts on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates.

     The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be a correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the hedge. Also, the Fund's purchase of such options will be based upon predictions as to anticipated interest rate changes, which may prove to be inaccurate.


                              INVESTMENT RISKS

     The Fund is designed as a means of investing in intermediate-term U.S. Government, corporate and bank securities, and not as a trading vehicle.
To the extent that the Fund invests in fixed rate obligations, the net asset value of the Fund may rise and fall with general interest rate changes. During periods of falling interest rates, the values of such securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

     The Fund will attempt to achieve its objective of earning a high level of total return by establishing the shortest possible maturity allowed by market conditions consistent with its investment objective, but the Fund can make no predictions as to what this maturity will be inside the stated restriction of seven year maximum, and four-year weighted-average maturities. Changes in the value of portfolio securities do not affect the investment income from these securities, however, or the ability of the Fund to reinvest these earnings as they become available prior to distributions.

     The Fund attempts to moderate share price fluctuations through its transactions in options and futures. These transactions require the Fund to segregate assets to cover its obligations under the contracts and also result in brokerage costs. Further, these transactions may not have their intended effect if the Adviser's expectations as to market conditions are incorrect, in which case losses to the Fund may be greater than if these techniques had not been used. Moreover, if the Fund wishes to close out a futures or option transaction, there is no assurance that an appropriate closing transaction will be available.

     Although the Fund's option writing activities cause portfolio turnover to be high (see "Investment Objective and Policies"), it is not an objective of the Fund to attempt to profit from interest rate changes by entering speculative positions or by excessively trading the portfolio. Obligations held by the Fund may, however, be subject to call prior to their maturity. Call provisions tend to be exercised when interest rates have fallen, forcing reinvestment of the proceeds at lower interest rates.


                           INVESTMENT RESTRICTIONS

     The Fund has certain investment restrictions some of which, as well as the Fund's investment objective, are fundamental and, accordingly, may not be changed without the approval of the holders of a majority of the Fund's shares, which means the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the outstanding shares of the Fund present at a meeting in which holders of more than 50% of its outstanding shares are represented in person or by proxy. The Fund's fundamental and non-fundamental investment restrictions are fully described in the Statement of Additional Information. Among other things, the Fund's fundamental investment restrictions provide that the Fund may not borrow money, except that the Fund may enter into reverse repurchase agreements, and, as a temporary measure for extraordinary or emergency purposes, it may borrow from banks in an amount not to exceed 1/3 of the value its net assets, including the amount borrowed. The Fund will not purchase securities while its borrowings exceed 5% of its total assets.


                           PERFORMANCE INFORMATION

     The Fund may from time to time include figures indicating the Fund's yield, total return or average annual total return in advertisements or reports to stockholders or prospective investors. Quotations of the Fund's yield will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund). Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations.

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Merrill Lynch Treasury Indices and the Lehman Intermediate Government/Corporate Bond Index; (ii) certain performance figures prepared for broad groups of mutual funds with investment goals similar to the Fund by organizations such as Lipper Analytical Organization; (iii) the Consumer Price Index, a statistical measure of change, over time, in the price of goods and services in major expenditure groups (such as food, housing, apparel, transportation, medical care, entertainment and other goods and services) typically purchased by urban consumers; (iv) other mutual funds with similar goals; and (v) certificates of deposit. Instruments included in the Shearson and Merrill indexes, which are unmanaged, may not necessarily be typical of the type of investments made by the Fund. Other material differences between the Fund and these indexes may include (i) the managed character of the Fund's portfolio (i.e., the Fund may purchase and sell investment securities based on their performance while securities comprising the particular index may remain as part of the index without regard to their performance), and (ii) the index would not generally reflect deductions for administrative expenses and costs. Further, broad-based economic indexes measure developments of general matters which may or may not be relevant to the Fund's performance during particular periods. For example, the purchasing power of consumers' dollars is measured by comparing the costs of goods and services today with the costs of the same goods and services at an earlier date.

     There are three material differences between an investment in the Fund and ownership of a certificate of deposit ("CD"). First, an investment in the Fund is subject to a greater degree of risk and fluctuation of value than a CD, which guarantees a specific rate of return. Second, if interest rates rise in the future, the capital value of bonds purchased at the present time will fall, which will affect the Fund's performance if such securities are held in its portfolio. Third, the underlying assets of a CD are federally insured on amounts up to $100,000.

     Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance. For a description of the methods used to determine the Fund's yield, total return and average annual total return, see the Statement of Additional Information.


                            MANAGEMENT OF THE FUND

     The Fund is a series of an open-end diversified management investment company, commonly called a mutual fund. See "General Information".
Through the purchase of shares of the Fund, investors with goals similar to the investment objective of the Fund can participate in the investment performance of the portfolio of investments held by the Fund. The management and affairs of the Fund are supervised by its Board of Directors.

INVESTMENT ADVISER

     Capstone Asset Management Company ("CAMCO") serves as the investment adviser (the "Adviser") to the Fund pursuant to an investment advisory agreement ("Advisory Agreement") dated March 25, 1996 between the Adviser and the Fund. CAMCO, located at 5847 San Felipe, Suite 4100, Houston, Texas 77057 was incorporated in 1982 and is a wholly-owned subsidiary of Capstone Financial Services, Inc. CAMCO serves as investment adviser and/or administrator to five other mutual funds: Capstone Growth Fund, Inc., Capstone Government Income Fund, Capstone Nikko Japan Fund, Capstone New Zealand Fund, and Medical Research Investment Fund, Inc. (collectively, the "Capstone Funds"), and to pension and profit sharing accounts, corporations and individuals. Assets under management are approximately $1.3 billion.

     The Fund is managed primarily by Howard S. Potter, Managing Director of Capstone Asset Management Company. Mr. Potter began his Wall Street career trading financial futures as a local floor trader. In 1981 he joined Donaldson, Lufkin & Jenrette, Inc. as Assistant Vice President of Marketing, where, in addition to other responsibilities, he published two weekly newsletters on financial futures and debt options. He moved to Oppenheimer & Company in 1984 to spearhead their Risk Management Group, and from there joined James Money Management in 1988 as Chief Investment Officer for all yield enhancement projects and portfolio manager of several mutual funds. In 1991, Mr. Potter formed New Castle Advisers, Inc. As the president of this registered investment advisory firm, Mr. Potter served as the portfolio manager of several mutual funds, and since 1992 he has served as portfolio manager of Capstone Government Income Fund. Capstone Financial Services, Inc., the parent of the Fund's adviser, acquired a majority interest in New Castle Advisers, Inc. in January 1996. Mr. Potter received a B.A. degree from the University of Wisconsin and a M.A. degree from Northwestern University.

     Pursuant to the terms of the Advisory Agreement, the Adviser has agreed to (1) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations, (2) make investment decisions for the Fund, (3) place orders to purchase and sell securities for the Fund, subject to the supervision of the Board of Directors and (4) provide administrative services for the Fund. In accordance with the Fund's policy of allocating portfolio brokerage described in the Statement of Additional Information, the Adviser is permitted to consider sales of Fund shares as a factor in selecting broker-dealers to execute portfolio transactions, subject to best execution. For these services the Fund pays CAMCO a fee computed daily and payable monthly at the annual rate of 0.45% of the first $450 million of the Fund's average daily net assets and 0.36% of such assets over $450 million.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement will remain in effect until March 25, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) and, in either case, by a majority of the directors who are not parties to the Advisory Agreement, or interested persons of such party. The Advisory Agreement will terminate automatically in the event of its assignment and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party on not more than 60 days' written notice.

     The Adviser reserves the right at its own discretion to waive all or part of its advisory fees at any time. If such action is elected by the Adviser, it will be done so under the appropriate rules and regulations as they relate to such matters and appropriately disclosed in all performance and marketing literature.

DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Fund dated March 25, 1996, Capstone Asset Planning Company (the "Distributor"), is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis.

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to which it uses its assets to finance certain activities relating to the distribution of its shares to investors and provision of certain stockholder services. The Plan permits payments to be made by the Fund to the Distributor to reimburse it for particular expenditures incurred by it in connection with the distribution of the Fund's shares to investors and provision of certain stockholder services including but not limited to the payment of compensation, including incentive compensation, to securities dealers (which may include the Distributor itself) and certain banks, investment advisers and pension consultants (collectively, the "Service Organizations") to obtain various distribution related and/or administrative services for the Fund. These services include, among other things, processing new stockholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payment by the Fund of the cost of preparing, printing and distributing Fund Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

     Under the Plan, payments made to the Distributor may not exceed an amount computed at an annual rate of 0.25% of the average net assets of the Fund. The Distributor is permitted to collect fees under the Plan on a monthly basis. Any expenditures incurred in excess of the limitation described above during a given month may be carried forward up to twelve months for reimbursement, subject always to the 0.25% limit, and no interest or carrying charges will be payable by the Fund on amounts carried forward. Payments under the Plan are further limited by rules of the National Association of Securities Dealers. The Plan may be terminated by the Fund at any time and the Fund will not be liable for amounts not reimbursed as of the termination date.

     The Plan was approved by a majority of the Fund's directors, including a majority of the directors who have no direct or indirect financial interest in the operation of the Plan or any of its agreements ("Plan Directors") on November 13, 1995. The Plan may be continued from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors, including a majority of the Plan Directors.

     The Glass-Steagall Act and other applicable laws currently prohibit banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, unless such laws are changed, if the Fund engages banks as Service Organizations, the banks would perform only administrative and shareholder servicing functions. If a bank were prohibited from acting as a Service Organization, alternative means for continuing the servicing of such shareholders would be sought.

EXPENSES

     The Fund pays all expenses incurred in the operation of the Fund other than those assumed by the Adviser under the Advisory Agreement. Expenses payable by the Fund include: fees and expenses of directors who are not "interested persons" (as defined in the 1940 Act); fees of the Adviser; Board of Directors meeting-related expenses of the directors and officers; mailing expenses of all Fund officers and directors; expenses for legal and auditing services; data processing and pricing services; costs of printing and mailing proxies, stock certificates and stockholder reports; fees of the Administrator; charges of the custodian, transfer agent, registrar or dividend disbursing agent; expenses pursuant to the Service and Distribution Plan; Securities and Exchange Commission fees; membership fees in trade associations; fidelity bond coverage for the Fund's officers; directors' and officers' errors and omissions insurance coverage; interest; brokerage costs; taxes; expenses of qualifying the Fund's shares for sale in various states; litigation; and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

     The Fund's expenses are accrued daily and are deducted from its total income before dividends are paid. Under the Advisory Agreement, if the Fund's ordinary expenses for any fiscal year (including advisory fees, but excluding interest, local, state and Federal taxes and extraordinary expenses) exceed the expense limitations of any state having jurisdiction over the Fund, then the annual advisory fees will be reduced ratably (but not below zero) by the Adviser until the Fund can operate within the expense limitation discussed above.


                             PURCHASING SHARES

     Capstone Asset Planning Company (the "Distributor"), located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis. Edward L. Jaroski is a director of the Corporation, the Adviser and the Distributor. Some officers of the Corporation are also officers of the Adviser, Distributor and their parent company, Capstone Financial Services, Inc.

     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Fund's Distributor. Except for the Fund itself, only the Distributor and investment dealers which have a sales agreement with the Distributor are authorized to sell shares of the Fund. For further information, reference is made to the caption "Distributor" in the Fund's Statement of Additional Information.

     The initial purchase must be at least $200, except for continuous investment plans which have no minimum, and there is no minimum for subsequent investments. The minimum purchase requirement is waived for employees of CAMCO and their immediate family members. "Immediate family member" is defined as a spouse, parent, child or sibling. Shares of the Fund are sold at net asset value, without a sales charge, and will be credited to a stockholder's account at the net asset value next computed after an order is received by the Distributor. Whenever a transaction takes place in the stockholder's account, a statement will be mailed reflecting the status of the account. Share certificates are not issued unless requested by the stockholder in writing to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so.

     Payment for all orders to purchase Fund shares must be received by the Fund's Transfer Agent within three business days after the order was placed.

INVESTING THROUGH AUTHORIZED DEALERS

     If any authorized dealer receives an order, the dealer may contact the Distributor directly. Orders received by dealers by the close of trading on the New York Stock Exchange on a business day that are transmitted to the Distributor by 4:00 p.m. Central time on that day will be effected at the net asset value per share determined as of the close of trading on the New York Stock Exchange that day. Otherwise, the orders will be effected at the next determined net asset value. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor before 4:00 p.m. Central time.

     After each investment, the stockholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

PURCHASES THROUGH THE DISTRIBUTOR

     An account may be opened by mailing a check or other negotiable bank draft (payable to Capstone Intermediate Government Fund) together with the completed Investment Application Form included with this Prospectus to the Fund's Transfer Agent: Capstone Intermediate Government Fund, c/o Fund/Plan Services, Inc., 2 W. Elm Street, P.O. Box 874, Conshohocken, Pennsylvania 19428. All such investments are effected at the net asset value of Fund shares next computed following receipt of payment by the Transfer Agent. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Transfer Agent to the stockholder's address of record.

TELEPHONE PURCHASE AUTHORIZATION (INVESTING BY PHONE)

     Stockholders who have completed the Telephone Purchase Authorization section of the Investment Application Form may purchase additional shares by telephoning the Fund's Transfer Agent at (800) 845-2340. The minimum telephone purchase is $1,000 and the maximum is the greater of $1,000 or five times the net asset value of shares (for which certificates have not been issued) held by the stockholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be effected at the net asset value next computed after receipt of the call by the Fund's Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within three business days after the order is placed. If payment is not received within three business days after the order is placed, the stockholder will be liable for all losses incurred as a result of the purchase.

INVESTING BY WIRE

     Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank KC NA, ABA 10-10-00695, For; Fund/Plan Services, Inc. Account 98-7037-0719; Further Credit Capstone Intermediate Government Fund. The investor's name and account number must be specified in the wire.

     Initial Purchases - Before making an initial investment by wire, an investor must first telephone (800) 845-2340 to be assigned an account number. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition, the investment application which accompanies this Prospectus should be promptly forwarded to Capstone Intermediate Government Fund, c/o Fund/Plan Services, Inc., 2 W. Elm Street, P.O. Box 874, Conshohocken, Pennsylvania 19428.

     Subsequent Purchases - Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number. The investor's bank may impose a fee for investments by wire.

                          DISTRIBUTIONS AND TAXES

PAYMENT OPTIONS

     Distributions (whether treated for tax purposes as ordinary income or long-term capital gains) to stockholders of the Fund are paid in additional shares of the Fund, with no sales charge, based on the Fund's net asset value as of the close of business on the record date for such distributions. However, a stockholder may elect on the application form which accompanies this Prospectus to receive distributions as follows:

     Option 1.   To receive income dividends in cash and capital gain
                 distributions in additional Fund shares, or

     Option 2.   To receive all income dividends and capital gain
                 distributions in cash.

     The Fund pays any dividends from investment company taxable income annually in December, and intends to make any distributions representing net capital gain annually in December. The Fund will advise each stockholder annually of the amounts of dividends from investment company taxable income and of net capital gain distributions reinvested or paid in cash to the stockholder during the calendar year.

     If you select Option 1 or Option 2 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distribution checks will be reinvested in your account at the then current net asset value and your election will be converted to the purchase of additional shares.

TAXES

     The Fund intends to qualify and elect to be treated as a regulated investment company under the Federal tax law. In any taxable year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income (which includes, among other items, interest and the excess of realized net short-term capital gain over realized net long-term capital loss), the Fund generally will be relieved of Federal income tax on its investment company taxable income and net capital gains (the excess of realized net long-term capital gains over realized net short-term capital losses) distributed to stockholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Distributions from investment company taxable income are taxable to stockholders as ordinary income. Distributions of the net capital gain designated by the Fund as capital gain dividends are taxable as long-term capital gains regardless of the length of time a stockholder may have held shares of the Fund. The tax treatment of distributions treated as ordinary income or capital gain will be the same whether the stockholder invests the distributions in additional shares or elects to receive them in cash.

Some of the Fund's distributions may constitute a return of capital.

     Stockholders will be notified each year of the amounts and nature of dividends and distributions paid to them by the Fund, including the amounts (if any) for that year which have been designated as capital gain dividends.

     Special tax rules may apply to the Fund's transactions involving options. These rules, among other things: (i) may affect whether capital gains and losses from such transactions are considered to be short-term or long-term; (ii) may have the effect of converting capital gains and losses into ordinary income and losses; (iii) may have the effect of deferring losses and/or accelerating the recognition of gains or losses; and (iv) for purposes of qualifying as a regulated investment company, may limit the extent to which the Fund will be able to engage in such transactions.

     Upon the sale, redemption, or other disposition of shares of the Fund, a stockholder generally will realize a taxable gain or loss, depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands and will be long-term or short-term, depending on the stockholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to the reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder with respect to such shares.

     The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions (including gross proceeds from the redemption of Fund shares) payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or where the Fund or the stockholder has been notified by the Internal Revenue Service that the stockholder is subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's Federal income tax liability.

     Distributions also may be subject to additional state, local and foreign taxes, depending on each stockholder's particular situation. In addition, foreign stockholders may be subject to Federal income tax rules that differ significantly from those described above. Stockholders are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                    REDEMPTION AND REPURCHASE OF SHARES

     Shares of the Fund, in any amount, may be redeemed at any time, without charge, at the net asset value next determined after a request is received by the Fund. See "Determination of Net Asset Value." In addition, the Distributor is authorized as agent for the Fund to offer to repurchase at the net asset value next determined after the request is received by the Distributor, shares which are presented by telephone or telegraph to the Distributor by authorized investment dealers. Broker-dealers may charge for their services in connection with the repurchase, but the Distributor and its affiliates will not charge any fee for such repurchase.

     Requests for redemption may be made by calling the Fund at 800-845-2340, by telegraph or other wire communication, or by letter upon completion of the Expedited Redemption portion set forth in the application form included in this Prospectus. Payment of redemption proceeds may be delayed if the shares to be redeemed were purchased by check and such check has not cleared (which may take up to 15 days from the purchase date). Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Capstone Intermediate Government Fund, c/o Fund/Plan Services, Inc., 2 W. Elm Street, P.O. Box 874, Conshohocken, Pennsylvania 19428. In addition, certain expedited redemption methods described below are available. If stock certificates have been issued for shares being redeemed, such certificates must accompany the written request with the stockholder's signature guaranteed by an "eligible guarantor institution", as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000.
Credit unions must be authorized to issue signature guarantees. No signature guarantees for shares for which no certificates have been issued are required when an application is on file at the Transfer Agent and payment is to be made to the stockholder of record at the stockholder's address of record. However, if the proceeds of the redemption are to be paid to someone other than the registered holder, or to other than the stockholder's address of record, or the shares are to be transferred, the owner's signature must be guaranteed by a commercial bank or by a securities firm having membership on a recognized national securities exchange.

     The Fund reserves the right to pay any portion of redemption requests in excess of $1 million in readily marketable securities from the Fund's portfolio. In this case, the stockholders may incur brokerage charges on the sale of the securities.

     Normally the Fund will make payment for all shares redeemed within two
(2) business days, but in no event will payment be made more than three (3) business days after receipt of a redemption request and/or certificate in proper order. However, payment may be postponed or the right of redemption suspended for more than three (3) business days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Proceeds of redeemed shares will be transmitted by Federal Funds wire to the shareholder's bank account designated on the application form (which must be at a commercial bank which is a member of the Federal Reserve System) or by check.

     The value of shares on repurchase or redemption may be more or less than the investor's cost depending upon the market value of the Fund's portfolio securities at the time of redemption. No redemption fee is charged for the redemption of shares.

EXPEDITED TELEPHONE REDEMPTION

     A stockholder redeeming at least $1,000 of shares (for which certificates have not been issued), and who has authorized expedited redemption on the application form filed with the Fund's Transfer Agent may, at the time of such redemption, request that funds be mailed or wired to the commercial bank or registered broker-dealer he has previously designated on the application by telephoning the Transfer Agent at 800-845-2340. Proceeds for redemptions requested by 2:45 p.m. Central time will be sent on the next business day. In order to allow the Adviser to manage the Fund more effectively, stockholders are strongly urged to initiate redemptions as early in the day as possible and to notify the Transfer Agent in advance of redemptions in excess of $5 million. If a stockholder seeks to use an expedited method of redemption of shares recently purchased by check, the Fund may withhold the redemption proceeds until it is reasonably assured of the collection of the check representing the purchase, which may take up to 15 days from the purchase date. The Fund, Distributor and Transfer Agent reserve the right at any time to suspend or terminate the expedited redemption procedure or to impose a fee for this service. At the present time there is no fee charged for this service. During periods of unusual economic or market changes, stockholders may experience difficulties or delays in effecting telephone redemptions.

     When exchange or redemption requests are made by telephone, the Fund has procedures in place designed to give reasonable assurance that such telephone instructions are genuine, including recording telephone calls and sending written confirmation of transactions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone transactions unless it does not follow such procedures, in which case it may be liable for such losses.


                       DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value is computed daily, Monday through Friday, as of 4:15 p.m. Eastern Time, except that the net asset value will not be computed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the days that the Federal Reserve wire system is closed. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including any accrued interest and dividends receivable but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, adjusted to the nearest whole cent. The net asset value so computed will be used for all purchase orders and redemption requests received between such computation and the preceding computation.

     The value of the Fund's portfolio securities and other assets is based on market values determined by procedures established by the Corporation's Board of Directors. Securities listed on a national exchange or designated as national market system securities are valued at the last sale price or, if there has been no sale that day, at the last bid price. All portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the bid and asked prices. OTC options are valued using the Black-Scholes Model, which utilizes the option's characteristics when bought or sold and the market price of the underlying security to determine a daily price for each OTC option's position. The only pricing variable changed daily is the price of the underlying security. Short-term instruments having a maturity date of more than 60 days are valued on a "mark-to-market" basis, that is, at prices based on market quotations for securities of similar type, yield, quality and maturity, until 60 days prior to maturity and thereafter at amortized value. Short-term instruments having a maturity date of 60 days or less at the time of purchase are valued at amortized cost value unless the Board of Directors determines this does not represent fair market value. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).


                              STOCKHOLDER SERVICES

     Capstone Intermediate Government Fund provides its stockholders with a number of services and conveniences designed to assist investors in the management of their investments. These stockholder services include the following:

TAX-DEFERRED RETIREMENT PLANS

     Shares may be purchased by virtually all types of tax-deferred retirement plans. The Distributor or its affiliates make available plan forms and/or custody agreements for the following:

     o Individual Retirement Accounts (for individuals and their non-employed spouses who wish to make limited tax deductible contributions to a tax-deferred account for retirement); and

     o    Simplified Employee Pension Plans.

     Dividends and distributions will be automatically reinvested without a sales charge. For further details, including fees charged, tax consequences and redemption information, see the specific plan documents which can be obtained from the Fund.

     Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

EXCHANGE PRIVILEGE

     Shares of the Fund which have been outstanding 15 days or more may be exchanged for shares of other Capstone Funds with no administrative charge. The exchange of shares held 15 days or more will be effected at net asset values plus an amount equal to the difference, if any, between the sales charges previously paid or deemed applicable with respect of the shares being exchanged, and the sales charge payable on shares of the Capstone Fund for which those shares are being exchanged, determined in accordance with applicable legal requirements. A Fund stockholder requesting such an exchange will be sent a current prospectus for the fund into which the exchange is requested. Shares held less than 15 days cannot be exchanged. In such instances, the shares will be redeemed at the next computed net asset value and the entire sales commission paid on the purchase will be refunded to the investor.

     Purchases, redemptions, and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales may be deemed abusive by the Adviser and, at the discretion of the Adviser, can be limited by the Fund's refusal to accept further purchase and/or exchange orders from the investor. Although the Adviser will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other stockholders, as a general policy investors should be aware that engaging in more than one exchange or purchase-sale transaction during any thirty-day period with respect to a particular fund may be deemed abusive and therefore subject to the above restrictions.

     An exchange of shares is treated for Federal income tax purposes as a sale of shares given in exchange and the stockholder may, therefore, realize a taxable gain or loss. The exchange privilege may be exercised only in those states where shares of the fund for which shares held are being exchanged may be legally sold, and the privilege may be amended or terminated upon 60 days' notice to stockholders.

     The stockholder may exercise the following exchange privilege options:

          Exchange by Mail - Stockholders may mail a written notice requesting an exchange to the Fund's Transfer Agent.

          Exchange by Telephone - Stockholders must authorize telephone exchange on the application form filed with the Fund's Transfer Agent to exchange shares by telephone. Telephone exchanges may be made from 9:30 a.m. to 4:00 p.m. Eastern time, Monday through Friday, except holidays. If certificates have been issued to the investor, this procedure may be utilized only if he delivers his certificates, duly endorsed for transfer, to the Transfer Agent prior to giving telephone instructions. During periods of unusual economic or market changes, stockholders may experience difficulties or delays in effecting telephone exchanges.

     When exchange or redemption requests are made by telephone, the Fund has procedures in place designed to give reasonable assurance that such telephone instructions are genuine, including recording telephone calls and sending written confirmation of transactions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone transactions unless it does not follow such procedures, in which case it may be liable for such losses.

PRE-AUTHORIZED PAYMENT

     A stockholder may arrange to make regular monthly investments of $25 or more automatically from his checking account by authorizing the Fund's Transfer Agent to withdraw the payment from his checking account. Pre-Authorized Payment Forms can be obtained by contacting the Transfer Agent.

SYSTEMATIC WITHDRAWAL PLAN

     Investors may open a withdrawal plan providing for withdrawals of $50 or more monthly, quarterly, semi-annually or annually if they have a minimum balance of $5,000 in shares of the Fund. The minimum periodic amount which may be withdrawn pursuant to this plan is $50.

     These payments do not represent a yield or return on investment and may constitute return of initial capital. In addition, such payments may deplete or eliminate the investment. Stockholders cannot be assured that they will receive payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend primarily upon the amount and frequency of payments and the yield on the remaining shares. Under this plan, any distributions must be reinvested in additional shares at net asset value.

     The Systematic Withdrawal Plan is voluntary, flexible, and under the stockholder's control and direction at all times, and does not limit or alter the stockholder's right to redeem shares. Such plan may be terminated in writing at any time by either the stockholder or the Fund. The cost of operating the Systematic Withdrawal Plan is borne by the Fund. It would not be advisable for investors to make purchases of shares involving any sales charge while participating in the Systematic Withdrawal Plan.


                             GENERAL INFORMATION

     The Fund is a series of Capstone Fixed Income Series, Inc. (the "Corporation"), an open-end diversified management investment company, as defined in the Investment Company Act of 1940, as amended. The Corporation, which was established under Maryland law on May 11, 1992, has an authorized capitalization of two hundred million shares of $.001 par value common stock. There is one other series of shares outstanding, Capstone Government Income Fund. All shares have equal voting and liquidation rights and have one vote per share. Voting rights are noncumulative, which means that holders of more than 50% of the shares voting for the election of directors may elect 100% of the directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for the directors will not be able to elect any directors. All shares have equal dividend rights, are fully paid, nonassessable and freely transferable and have no conversion, pre-emptive or subscription rights. Fractional shares have the same rights, pro rata, as full shares.

     On all matters submitted to stockholder vote, all shares of the Corporation then issued and outstanding, irrespective of series, will be voted in the aggregate and not by individual series, except (i) when required by the Investment Company Act of 1940, shares will be voted by individual series, and (ii) when a matter is determined by the directors to affect less than all of the Corporation's series, then only holders of shares of the affected series will be entitled to vote on such a matter.

     The Fund's securities are held by The Fifth Third Bank, Cincinnati, Ohio, under a Custodian Agreement with the Fund. Fund/Plan Services, Inc. acts as both Transfer Agent and dividend paying agent for the Fund.

     Inquiries by stockholders of the Fund should be addressed to the Fund at its address stated on the cover page of this Prospectus.

ANNUAL MEETINGS

     Neither the Corporation nor the Fund is required to hold an annual meeting of its stockholders; however, stockholders have the right to require the Secretary of the Corporation to call a stockholders' meeting upon the written request of stockholders entitled to vote not less than ten percent of all votes entitled to be cast at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the stockholders requesting such meeting shall have paid to the Fund the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such stockholders. No meeting shall be called upon the request of stockholders to consider any matter which is substantially the same as a matter voted upon at any special meeting of the stockholders held during the preceding twelve months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting.

                       CAPSTONE FIXED INCOME SERIES, INC.
                        CAPSTONE GOVERNMENT INCOME FUND
                      CAPSTONE INTERMEDIATE GOVERNMENT FUND
                             CROSS REFERENCE SHEET
                                     BETWEEN
                           ITEMS OF FORM N-1A AND THE
                      STATEMENT OF ADDITIONAL INFORMATION
                 (PART B TO REGISTRATION STATEMENT NO. 2-28174)


 Item                                     Caption in Statement of
Number  Form N-1A Heading                 Additional Information
-----   -----------------                 -----------------------

 10.    Cover Page                        Cover Page

 11.    Table of Contents                 Table of Contents

 12.    General Information and History   General Information

 13.    Investment Objectives and         Investment Restrictions; Risk
        Policies                          Factors

 14.    Management of the Fund            Directors and Executive Officers

 15.    Control Persons and Principal     Control Persons and Principal
        Holders of Securities             Holders of Securities

 16.    Investment Advisory and Other     Investment Advisory Agreement;
        Services                          Administration Agreement; Other
                                          Information

 17.    Brokerage Allocation              Portfolio Transactions and
                                          Brokerage

 18.    Capital Stock and Other           Inapplicable
        Securities

 19.    Purchase, Redemption and Pricing  Determination of Net Asset
        of Securities Being Offered       Value; How to Buy and Redeem
                                          Shares

 20.    Tax Status                        Taxes

 21.    Underwriter                       Distributor

 22.    Calculation of Performance Data   Performance Information

 23.    Financial Statements              Financial Statements

                        CAPSTONE GOVERNMENT INCOME FUND


                 A SERIES OF CAPSTONE FIXED INCOME SERIES, INC.

                      STATEMENT OF ADDITIONAL INFORMATION


                                 March 25, 1996



     This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated March 25, 1996. A Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Houston, Texas 77057.



                               TABLE OF CONTENTS


                                                                   Page
                                                                   ----
     General Information . . . . . . . . . . . . . . . . . . . . .   2
     Investment Restrictions . . . . . . . . . . . . . . . . . . .   2
     Risk Factors. . . . . . . . . . . . . . . . . . . . . . . . .   4
     Options . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     Performance Information . . . . . . . . . . . . . . . . . . .   7
     Directors and Executive Officers. . . . . . . . . . . . . . .   8
     Investment Advisory Agreement . . . . . . . . . . . . . . . .  11
     Administration Agreement. . . . . . . . . . . . . . . . . . .  12
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . .  13
     Portfolio Transactions and Brokerage. . . . . . . . . . . . .  15
     Determination of Net Asset Value. . . . . . . . . . . . . . .  16
     How to Buy and Redeem Shares. . . . . . . . . . . . . . . . .  16
     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     Control Persons and Principal Holders of Securities . . . . .  20
     Other Information . . . . . . . . . . . . . . . . . . . . . .  21
     Financial Statements. . . . . . . . . . . . . . . . . . . . .  22

GENERAL INFORMATION

     Capstone Government Income Fund ("the Fund") was originally incorporated in Delaware in 1968 and commenced business shortly thereafter as an open-end diversified management company under the Investment Company Act of 1940. In February 1991 the Fund's name was changed to Capstone Government Income Fund, Inc. from Investors Income Fund, Inc. On February 18, 1992 stockholders approved a plan of reorganization pursuant to which the Fund became, on May 11, 1992, the initial series of a new Maryland series company, Capstone Fixed Income Series, Inc. (the "Corporation"), and the Fund's name was changed to Capstone Government Income Fund (see "General Information" in the Prospectus). The Corporation has one other series, Capstone Intermediate Government Fund, and may create additional series in the future. Each existing and future series will be treated as a separate mutual fund with its own investment objective and policies.

     The Fund is a member of a group of investment companies (the "Capstone Group") sponsored by Capstone Asset Management Company which provides advisory and administrative services to the Fund.


INVESTMENT RESTRICTIONS

A.   FUNDAMENTAL

     The Fund may not:

     1. With respect to 75% of its assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except the U.S. Government, its agencies or instrumentalities (see additional non-fundamental restriction 1., below);

     2. borrow money, except that the Fund may enter into reverse repurchase agreements, and, as a temporary measure for extraordinary or emergency purposes, it may borrow from banks in an amount not to exceed 1/3 of the value of its net assets, including the amount borrowed;

     3. issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur;

     4. act as underwriter, except to the extent that it might be deemed to be an underwriter for the purposes of the Securities Act of 1933, as amended, with respect to securities which it sells to the public if registration under such Act, as amended, is required in connection with such sale;

     5. purchase any securities which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or in repurchase or reverse repurchase agreements backed by such securities;

     6. purchase or sell real estate except for its own use in connection with its business;

     7. purchase or sell commodities or commodity contracts, except that the Fund may invest in futures contracts and related options;

     8. make loans to other persons except (a) through the use of repurchase agreements and (b) by the purchase of debt securities in accordance with its investment policies; and

     9. invest in securities or other instruments that are not authorized for investment by a Federal savings association without limitation as to a percentage of its assets and that are not authorized for investment by national banks without limitation as to a percentage of its capital and surplus, and none of the above Fundamental Investment Restrictions shall be construed to permit any such investment(s).

     The Fund will make no purchases of securities so long as it has outstanding borrowings, except for reverse repurchase agreements. Additionally, the Fund has agreed with the staff of the Securities and Exchange Commission that it will not include any reverse repurchase agreements, including those backed by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, within the exception from the 25% limit in restriction Number 5, above. Finally, the Fund has no present intention to lend its portfolio securities or to engage in transactions in futures contracts or related options, and will not engage in such transactions until appropriate disclosure concerning these practices, including their risks, is included in the Fund's Prospectus and Statement of Additional Information.

B.   NON-FUNDAMENTAL

     The following restrictions are not fundamental and may be changed by the Fund without stockholder approval, but only in compliance with applicable law, regulation or regulatory policy and in compliance with the Fundamental Investment Restrictions listed above, including but not limited to, Number 9.

     The Fund may not:

      1. as to the portion of its assets not subject to Fundamental Restriction 1., above, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except the U.S. Government, its agencies or instrumentalities (the Fund does not generally intend to invest in voting securities of any issuer);

     2. acquire or retain securities of any investment company, except as part of a plan of merger, reorganization or consolidation;

     3. pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its net assets;

     4. invest more than 10% of its total assets in securities that are not readily marketable, the disposition of which is restricted under Federal securities laws, or in repurchase agreements not terminable within 7 days, provided that over-the-counter options with securities dealers meeting criteria established by the Fund's Board of Directors that give the Fund an absolute right to repurchase (a) according to a "repurchase formula" or (b) at a price determined from independent sources by the Adviser will not be considered securities that are not readily marketable;

     5. purchase or retain securities of any issuer if the officers or directors of the Fund and the Adviser who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

     6. sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions and in connection with entering into futures contracts and related options to the extent permitted by the Fund's investment policies;

     7. write put and call options except to the extent permitted by the Fund's investment policies;

     8. invest in oil, gas or other mineral exploration or development programs (although the Fund is not prohibited from investing in issuers that own or invest in such interests); and

     9. under normal circumstances, invest less than 65% of its assets in obligations that are issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities or in repurchase agreements fully collateralized by such obligations.

     The portfolio securities of the Fund may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund. It is anticipated that the Fund will incur a high portfolio turnover rate in connection with the use of covered option writing strategies.


RISK FACTORS

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines of the Fund's Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as fully collateralized loans of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. In an attempt to minimize these risks, the Adviser will consider and monitor the creditworthiness of parties to repurchase agreements.


OPTIONS

     PURPOSE. The principal reason for writing options is to hedge, to a limited extent, adverse price changes of the portfolio due to general interest rate changes. In addition, options are written to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an options writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Actively writing options on portfolio securities is likely to result in a substantially higher portfolio turnover rate than that of most other investment companies. Additionally, if the Adviser is incorrect in its forecast, the result to the Fund from these hedging practices may be worse than if no hedging transactions were entered into.

     WRITING OPTIONS. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund would write call options only on a covered basis, which means that at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding options were exercised.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would write put options only on a "covered" basis, which means that at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash, cash equivalents or U.S. Government securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     CLOSING PURCHASE TRANSACTIONS AND OFFSETTING TRANSACTIONS. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Fund could close out its position as a writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     PURCHASING CALL AND PUT OPTIONS. The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for call options is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Conversely, put options could be purchased to protect (i.e., hedge) against anticipated declines in the market of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options could be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market prices of the underlying securities on the Fund's net asset value.

     OVER-THE-COUNTER OPTIONS. The Fund may invest up to ten percent of its net assets (determined at the time of investment) in illiquid securities, including securities that are not readily marketable and repurchase agreements which have a maturity of longer than seven days. An over-the-counter option transaction will be entered into by the Fund only with a securities dealer meeting criteria established by the Fund's Board of Directors that gives the Fund an absolute right to repurchase the option on demand by the Fund at a price (a) based on an agreed formula or (b) determined from independent sources and agreed to by the Adviser. Such an OTC option will not be subject to the Fund's 10% limit on investments in illiquid securities.

     REVERSE REPURCHASE AGREEMENTS. A reverse repurchase agreement involves the sale of a U.S. Treasury obligation by the Fund and its agreement to repurchase the instrument at a specific time and price. The Fund will maintain a segregated account, which will be marked-to-market daily consisting of cash, cash equivalents and U.S. Government securities at least equal to its obligations under reverse repurchase agreements, including any accrued interest. The Fund will not invest proceeds from these transactions beyond the expiration of the reverse repurchase agreement. The Fund may not enter into these transactions with more than 33% of its portfolio, and will only transact these agreements with dealers approved by the Fund for repurchase agreements.

PERFORMANCE INFORMATION

     The Fund may from time to time include figures indicating its yield, total return or average annual total return in advertisements or reports to stockholders or prospective investors. Quotations of the Fund's yield will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

       YIELD = 2[(a-b + 1)6-1]
                     cd
     where a = dividends and interest earned during the period,
           b = expenses accrued for the period (net of reimbursements or waivers),
           c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     For the 30-day period ended November 30, 1995 the Fund's yield was 5.169%.

     Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund), calculated pursuant to the following formula:

     P (1 + T)n= ERV

       where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
           ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     For the 1, 5 and 10 year periods ended November 30, 1995 the Fund's average annual total return was 5.177%, 4.165% and 5.926%, respectively.

     Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results. For the 1, 5 and 10 year periods ended November 30, 1995 the Fund's total return was 5.177%, 22.633% and 77.833%, respectively.

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) certain unmanaged indexes such as the Merrill Lynch One to Three-Year Treasury Index and the Shearson Lehman Intermediate Government/Corporate Bond Index; (ii) certain performance figures prepared for broad groups of mutual funds with investment goals similar to the Fund by organizations such as Lipper Analytical and the Donoghue Organization; (iii) the Consumer Price Index (the "CPI"), a statistical measure of change, over time, in the price of goods and services in major expenditure groups (such as food, housing, apparel, transportation, medical care, entertainment and other goods and services) typically purchased by urban consumers; (iv) other mutual funds with similar goals; and (v) certificates of deposit. Instruments included in unmanaged indexes, such as the Shearson and Merrill indexes, may not necessarily be typical of the type of investments made by the Fund. Other material differences between the Fund and such indexes may include (i) the managed character of the Fund's portfolio (i.e. the Fund may purchase and sell investment securities based on their performance while securities comprising the particular index may remain as part of the index without regard to their performance), and (ii) the index would not generally reflect deductions for administrative expenses and costs. Further, broad-based economic indexes measure developments of general matters which may or may not be relevant to the Fund's performance during particular periods. For example, the purchasing power of consumers' dollars by comparing the costs of goods and services today with the costs of the same goods and services at an earlier date.

     There are three material differences between an investment in the Fund and ownership of a certificate of deposit ("CD"). First, an investment in the Fund is subject to a greater degree of risk and fluctuation of value than a CD, which guarantees a specific rate of return. Second, if interest rates rise in the future, the capital value of bonds purchased at the present time will fall, which will affect the Fund's performance if such securities are held in its portfolio. Third, the underlying assets of a CD are federally insured on amounts up to $100,000.

     Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance.


DIRECTORS AND EXECUTIVE OFFICERS

     The names and addresses of the directors and principal officers of the Corporation are set forth below, together with their positions and their principal occupations during the last five years and, in the case of the directors, their positions with certain other organizations and companies.

     *EDWARD L. JAROSKI, Chairman of the Board, President and Director.
       5847 San Felipe, Suite 4100, Houston, Texas 77057. President (since 1992) and Director (since 1987) of the Capstone Asset Management Company; President and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc. (since
       1987); Director/Trustee and Officer of other Capstone Funds.


______________
 * Director who is an interested person as defined in the Investment Company Act of 1940 because of his relationship to the Adviser and Distributor.

     JAMES F. LEARY, Director.  c/o Search Capital Group, Inc., 700 N.
       Pearl Street, Suite 400, L.B. 401, Dallas, Texas 75201-2809. President of Sunwestern Management, Inc., (since June 1982) and President of SIF Management (since January 1992), venture capital limited partnership concerns; General Partner of Sunwestern Advisors, L.P., Sunwestern Associates, Sunwestern Associates II, Sunwestern Partners, L.P. and Sunwestern Ventures, Ltd. (venture capital limited partnership entities affiliated with Sunwestern Management, Inc. and SIF Management, Inc.). Director of: other Capstone Funds; Anthem Financial, Inc. (financial services); Associated Materials, Inc. (tire cord, siding and industrial cable manufacturer); The Flagship Group, Inc. (vertical market microcomputer software); Marketing Mercadeo International (public relations and marketing consultants); MaxServ, Inc. (appliance repair database systems); MESBIC Ventures, Inc. (minority enterprise small business investment company); OpenConnect Systems, Inc. (computer networking hardware and software); PhaseOut of America, Inc. (smoking cessation products); and Search Capital Group, Inc. (financial services).

     JOHN R. PARKER, Director.  P.O. Box 42, Woodbury, Vermont 05681.
       Consultant and private investor (since 1990); Director of Nova Natural Resources (oil, gas, minerals); Director of other Capstone Funds; formerly Senior Vice President of McRae Capital Management, Inc. (1991-1995); and registered representative of Rickel & Associates (1988-1991).

     PHILIP C. SMITH, Director.  87 Lord's Highway, Weston, Connecticut
       06880. Private investor; Director of other Capstone Funds and the Lexington Mutual Funds.

     BERNARD J. VAUGHAN, Director.  113 Bryn Mawr Avenue, Bala Cynwyd,
       Pennsylvania 19004. Director of other Capstone Funds; formerly Vice President of Fidelity Bank (1979-1993).

     DAN E. WATSON, Executive Vice President.  5847 San Felipe, Suite 4100,
       Houston, Texas 77057. Chairman of the Board (since 1992) and Director of Capstone Asset Management Company (since 1987); Chairman of the Board and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc. (since 1987); Officer of other Capstone Funds.

     HOWARD S. POTTER, Executive Vice President. 1 Barker Avenue, White
       Plains, New York 10601. Managing Director of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Asset Planning Company (since 1996); formerly President of New Castle Advisers, Inc. (1991-1995); Senior Vice President of James Money Management, Inc. (1988-1991).

     JOHN M. METZINGER, Vice President.  5847 San Felipe, Suite 4100,
       Houston, Texas 77057. Assistant Vice President (1992-1993) and Vice President (since 1993) of Capstone Financial Services, Inc. and Capstone Asset Management Company; Investment Analyst (1990-
       1991) and Assistant Portfolio Manager (1991-1992) with Capstone Financial Services, Inc.; Officer of other Capstone Funds.

     IRIS R. CLAY, Secretary.  5847 San Felipe, Suite 4100, Houston, Texas
       77057. Secretary (since February 1996); Assistant Vice President (1994-1996) and Assistant Secretary (1990-1994)
       of Capstone Financial Services, Inc., Capstone Asset Management
       Company and Capstone Planning Company; Officer of other Capstone Funds.

     NORMA R. YBARBO, Assistant Secretary.  5847 San Felipe, Suite 4100,
       Houston, Texas 77057. Assistant Compliance Officer (since 1994), Compliance Analyst (1993-1994) and Compliance Assistant (1987-1993) of Capstone Financial Services, Inc.; Officer of other Capstone Funds.

     LINDA G. GIUFFRE, Treasurer.  5847 San Felipe, Suite 410, Houston,
       Texas 77057. Vice President and Treasurer (since February 1996) of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Asset Planning Company; Treasurer and Secretary (1994-1996) of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Asset Planning Company; Treasurer (1987-1994) of Capstone Financial Services, Inc.; Officer of other Capstone Funds.

     The Fund has an Audit Committee and a Nominating Committee that consist of the Corporation's disinterested directors. Mr. Leary serves as Chairman of the Audit Committee and Mr. Smith is Chairman of the Nominating Committee.

     The directors and officers of the Corporation as a group own less than one percent of the outstanding shares of the Fund. The directors of the Corporation (other than Mr. Jaroski) also received compensation for serving as directors of other investment companies sponsored by the Adviser as identified in the foregoing table.

     Each director not affiliated with the Adviser is entitled to $250 for each Board meeting attended, and is paid a $500 annual retainer by the Fund. The directors and officers of the Corporation are also reimbursed for expenses incurred in attending meetings of the Board of Directors. For the fiscal year ended November 30, 1995, the Fund paid or accrued for the account of the directors and officers, as a group for services in all capacities, a total of $3,265.

     The following table represents the fees paid during the 1995 calendar year to the directors of the Fund and the total compensation each director received during that period from the Capstone Fund complex.

                              COMPENSATION TABLE


                                                                                           Total
                                                                                       Compensation
                                                                                           From
                               Aggregate         Pension or                             Registrant
                              Compensation       Retirement        Estimated Annual      and Fund
                                 From          Benefits Accrued     Benefits Upon      Complex Paid
Name of Person, Position      Registrant*      As Part of Fund        Retirement       to Directors
------------------------      ------------     ----------------    ----------------    ------------
James F. Leary, Director         $1,125               $0                   $0          $4,000(1)
John R. Parker, Director          1,000                0                    0           3,750(1)
Philip C. Smith, Director         1,000                0                    0           6,750(1)(2)(3)
Bernard J. Vaughan, Director      1,125                0                    0           6,250(1)(2)

____________

* Directors do not receive any deferred compensation.
(1) Director of Capstone Fixed Income Series, Inc. and Capstone Growth Fund, Inc.
(2) Trustee of Capstone International Series Trust.
(3) Director of Medical Research Investment Fund, Inc.

INVESTMENT ADVISORY AGREEMENT

     Capstone Asset Management Company serves as the investment adviser (the "Adviser") to the Fund pursuant to an investment advisory agreement ("Advisory Agreement") dated May 11, 1992 between the Adviser and the Fund. The Advisory Agreement was approved by stockholders on February 18, 1992. The Adviser, located at 5847 San Felipe, Suite 4100, Houston, Texas 77057 is a wholly-owned subsidiary of Capstone Financial Services, Inc. Subadvisory services were provided to the Fund from February 1992 to January 1996 by New Castle Advisers, Inc. ("NCA"), pursuant to a Subadvisory Agreement.

     In January 1996, Capstone Financial Services, Inc., the parent of the Adviser, acquired a majority interest in NCA and NCA resigned as subadviser to the Fund. All advisory services to the Fund are now provided by the Adviser. Howard Potter, formerly president of NCA and now managing director of Capstone Asset Management Company, continues to provide portfolio management services to the Fund.

     Pursuant to the terms of the Advisory Agreement, the Adviser has agreed to (1) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations, (2) make investment decisions for the Fund, and (3) place orders to purchase and sell securities for the Fund, subject to the supervision of the Board of Directors. For these services the Fund pays the Adviser a fee computed daily and payable monthly at the annual rate of 0.40% of the Fund's average daily net assets up to $250 million and 0.36% of such assets in excess of $250 million. Advisory fees paid to the Adviser during the fiscal year ended November 30, 1995 totaled $604,189.

     The Adviser received advisory fees from the Fund totaling $357,033 during the fiscal year ended December 31, 1994, of which $267,775 was paid to NCA. During the fiscal year ended December 31, 1993, the Adviser received advisory fees from the Fund totaling $303,978, of which $227,984 was paid to NCA.

     The annual fees of the Adviser and the Administrator (see "Administration Agreement") will be reduced to the extent that the Fund's ordinary expenses for any fiscal year (including advisory or administrative fees, but excluding brokerage commissions, interest, local, state and Federal taxes and extraordinary expenses) exceed the expense limitations of any state having jurisdiction over the Fund. In such event, the annual advisory and administration fees of the Adviser and the Administrator will be reduced pro rata (but not below zero) to the extent necessary to comply with such expense limitations. Each will bear its pro rata share of any such fee reduction or reimbursement based on the percentage that such firm's fee bears to the total fees paid or due to them by or on behalf of the Fund under the Advisory Agreement and the Administration Agreement (described below). At the date of this Statement of Additional Information, the strictest expense limitation applicable to the Fund is 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million of average net assets, and 1.5% of the remaining average net assets for any fiscal year.

DURATION AND TERMINATION

     Unless terminated earlier as described below, the current Advisory Agreement between the Fund and the Adviser will remain in effect from year to year provided its renewal is specifically approved at least annually by the Board of Directors or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) and, in either case, by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement will terminate automatically in the event of its assignment and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party on not more than 60 days' written notice.


ADMINISTRATION AGREEMENT

     Under an agreement ("Administration Agreement") dated May 11, 1992 between the Fund and Capstone Asset Management Company (the "Administrator"), the Administrator supervises all aspects of the Fund's operations other than the management of its investments. The Administrator is the Fund's Adviser and an affiliate of Capstone Asset Planning Company, the principal underwriter of the Fund.

     The Administrator administers the affairs of the Fund subject to the direction of the Corporation's Board of Directors and officers. In this connection, the Administrator (i) assists in supervising all aspects of the Fund's operations, including the coordination of all matters relating to the functions of the Adviser, custodian, transfer agent, other stockholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) provides the Fund, at the Administrator's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Fund, including duties in connection with stockholder relations, reports, redemption requests and account adjustments and the maintenance of certain books and records of the Fund, (iii) coordinates the preparation of registration statements, prospectuses, reports, proxy solicitation materials and amendments thereto, (iv) provides the Fund with office space and facilities necessary to perform the Administrator's obligations under the Administration Agreement, and (v) pays all compensation of officers of the Corporation and the fees of all directors of the Corporation who are affiliated persons of the Administrator, the Administrator's parent, CFS, and other subsidiaries.

     The Administration Agreement provides that the Administrator receives a fee from the Fund for its services as Administrator. The Fund may also be required to reimburse the Administrator for its costs in calculating the Fund's daily net asset value and providing related accounting and books and records maintenance services. Pursuant to the Administration Agreement, the Administrator receives for its services a fee calculated daily and payable monthly, equal to an annual rate of 0.10% of the Fund's average net assets.

     The Fund pays all expenses incurred in the operation of the Fund other than those assumed by the Adviser and Administrator under the Advisory Agreement or Administration Agreement, respectively. Expenses payable by the Fund include: fees and expenses of directors who are not "interested persons" (as defined in the 1940 Act); fees of the Adviser; Board of Directors meeting-related expenses of the directors and officers; mailing expenses of all Fund officers and directors; expenses for legal and auditing services; data processing and pricing services; costs of printing and mailing proxies, stock certificates and stockholder reports; fees of the Administrator; charges of the custodian, transfer agent, registrar or dividend disbursing agent; expenses pursuant to the Service and Distribution Plan; Securities and Exchange Commission fees; membership fees in trade associations; fidelity bond coverage for the Fund's officers; directors' and officers' errors and omissions insurance coverage; interest; brokerage costs; taxes; expenses of qualifying the Fund's shares for sale in various states; litigation; and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.


DISTRIBUTOR

     Capstone Asset Planning Company (the "Distributor") acts as the principal underwriter of the Fund's shares pursuant to a written agreement with the Fund dated May 11, 1992 (the "Distribution Agreement"). The Distributor has the exclusive right (except for distributions of shares directly by the Fund) to distribute Fund shares in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is a "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. Except to the extent otherwise permitted by the Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising. Prior to December 1990 sales of Fund shares were subject to a sales charge. The sales charge was paid to the Distributor, who re-allowed a portion of the sales charge to broker-dealers who had entered into an agreement with the Distributor to offer for sale the Fund's shares.

     The Distribution Agreement will remain in effect until May 7, 1995 (unless earlier terminated as discussed below), and is renewable from year to year thereafter if approved (a) by the Corporation's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities and
(b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party thereto, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned (as defined in the 1940 Act), and that it may be terminated without penalty byeither party on 60 days' written notice.

     On January 8, 1991, the Fund adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to absorb certain expenses in connection with the distribution of its shares and provision of certain services to stockholders. See "Management of the Fund - Distributor" in the Fund's Prospectus. As required by Rule 12b-1, the Fund's Plan and related agreements were approved by a vote of the Fund's Board of Directors, and by a vote of the directors who are not "interested persons" of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Directors"), and by the Fund's stockholders at a Special Meeting of Stockholders held December 20, 1990. In compliance with the Rule, the directors requested and evaluated information they thought necessary to make an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and its stockholders.

     As required by Rule 12b-1, the directors review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures.

     The Plan and related agreements may be terminated at any time by a vote of the Plan Directors. As required by Rule 12b-1, selection and nomination of disinterested directors for the Corporation is committed to the discretion of the directors who are not "interested persons" as defined under the 1940 Act, who comprise the Corporation's Nominating Committee.

     The Plan and related agreements may be terminated by a vote of the stockholders. Any change in the Plan that would materially increase the distribution expenses of the Fund requires stockholder approval, but otherwise, the Plan may be amended by the directors, including a majority of the Plan Directors.

     The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the directors, including a majority of the Plan Directors. The Plan was last approved by a majority of directors, including a majority of the Plan Directors on May 7, 1995.

     The Distributor is reimbursed by the Fund for stockholder servicing, printing and advertising expenses incurred in connection with the Plan. The amounts paid to the Distributor and reallowed by the Distributor to other Service Organizations were as follows:

     FISCAL YEAR  TOTAL 12B-1   AMOUNT RETAINED   AMOUNT PAID TO OTHER
        ENDED      FEES PAID        BY CAPCO      SERVICE ORGANIZATIONS

        11/95       $305,403        $15,643            $289,760
        12/94        177,501         33,902             143,599
        12/93        151,989         39,683             112,306

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the policies established by the Corporation's Board of Directors, the Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser to seek (except as noted below) the best security price available with respect to each transaction. In selecting dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser. From time to time, the Adviser effects securities transactions through Capstone Asset Planning Company, TradeStar Investments, Inc. and Williams McKay Jordan & Mills, Inc., broker-dealer affiliates of the Adviser.

     The portfolio of the Fund is composed primarily of cash, short-term and intermediate-term debt securities and when purchases and sales of securities for the portfolio are made, a "spread" or "mark-up" (dealer's profit) is generally included in the price of the securities. The Fund's portfolio transactions are generally effected without the payment of brokerage commissions; during the last three fiscal years, the Fund paid no brokerage commissions on portfolio transactions.

     The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. As discussed above, most of the Fund's transactions are executed on a principal basis without the payment of a commission. On trades involving a commission, the Adviser generally seeks reasonably competitive commission rates for transactions they place on behalf of the Fund, although the Fund does not necessarily pay the lowest commission available. For non-principal transactions the Adviser is authorized to cause the Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction. Such higher commission may be paid if the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to the Fund and other clients of the Adviser. Such research services must provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities and may include: (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Such information may be received orally or in writing and will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. This information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

     Some of the securities in which the Fund invests may be traded in the OTC markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

     Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the kind made by the Fund may also be made by those other accounts. Opportunities to purchase or sell securities will be allocated in the discretion of the Adviser by such means as will, in their judgment, result in fair and equal treatment in connection with the other accounts managed by them. Such means may include allocating opportunities ratably, rotationally or at random among the Fund and other accounts, on the basis of accounts having the least favorable performance or any combination of the foregoing. The Adviser may aggregate orders for purchases and sales of securities of the same issuer on the same day among the Fund and other accounts and the price paid to or received by the Fund and those accounts will be the average obtained in those orders. In some cases, the foregoing aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.


DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value is computed daily, Monday through Friday, as of 4:15 p.m. Eastern Time, except that the net asset value will not be computed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the days that the Federal Reserve wire system is closed. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including any accrued interest and dividends receivable but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, adjusted to the nearest whole cent. The net asset value so computed will be used for all purchase orders and redemption requests received between such computation and the preceding computation.

     All portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the mean between the bid and asked prices. OTC options are valued using the Black-Scholes Model, which utilizes the option's characteristics when bought or sold and the market price of the underlying security to determine a daily price for each OTC option's position. The only pricing variable changed daily is the price of the underlying security. Short-term instruments having a maturity date of more than 60 days are valued on a "mark-to-market" basis, that is, at prices based on market quotations for securities of similar type, yield, quality and maturity, until 60 days prior to maturity and thereafter at amortized value. Short-term instruments having a maturity date of 60 days or less at the time of purchase are valued at amortized cost value unless the Board of Directors determines this does not represent fair market value. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).


HOW TO BUY AND REDEEM SHARES

     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized dealers, including Capstone Asset Planning Company. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to the Fund's net asset value.

     Shares will be credited to a stockholder's account at the public offering price next computed after an order is received by the Distributor.
 Initial purchases must be at least $200, and there is no minimum for subsequent investments. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so. See "Purchasing Shares" in the Prospectus.

     Generally, a stockholder may require the Fund to redeem his shares by sending a written request, signed by the record owner(s), to Capstone Government Income Fund, c/o Fund/Plan Services, Inc., P.O. Box 874, 2 W. Elm Street, Conshohocken, Pennsylvania 19428. In addition, certain expedited redemption methods are available. See "Redemption and Repurchase of Shares" in the Prospectus.


TAXES

     The following summary describes some of the more significant Federal income tax consequences applicable to investors in the Fund based on existing Federal tax law. New tax laws may be enacted which might affect the tax consequences of an investment in the Fund. The following discussion is necessarily general, and prospective investors are urged to consult their own tax advisers with respect to the particular tax consequences to the investor of an investment in the Fund.

     The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election to be taxed as a regulated investment company involves no supervision of management or investment policies or practices by any government agency. To qualify as a regulated investment company the Fund must, with respect to each taxable year, distribute to stockholders at least 90% of its investment company taxable income (which includes, among other items, interest and the excess of net short-term capital gains over net long-term capital losses) and meet certain diversification of assets, source of income, and other requirements of the Code.

     As a regulated investment company, the Fund generally is not subject to Federal income tax on its investment company taxable income and net capital gain (net long-term capital gains in excess of net short-term capital losses), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (reduced by certain ordinary losses, as prescribed by the Code), and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     If the Fund retains its net capital gains, although it has no plans to do so, the Fund may elect to treat such amounts as having been distributed to its stockholders. As a result, the stockholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gains as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Fund shares.

     DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to a stockholder as ordinary income. Distributions of net capital gains, if any, designated by the Fund as capital gain dividends, are taxable as long-term capital gains, regardless of how long the stockholder has held the Fund's shares, and are not eligible for the dividends received deduction.

     Dividends received by corporate stockholders may qualify for the dividends received deduction to the extent the Fund designates its dividends as derived from dividends from domestic corporations. The amount designated by the Fund as so qualifying cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. Since the Fund's income may not consist exclusively of dividends eligible for the corporate dividends received deduction, its distributions of investment company taxable income likewise may not be eligible, in whole or in part, for that deduction. The alternative minimum tax applicable to corporations may reduce the benefits of the dividends received deduction. The dividends received deduction may be further reduced if the shares of the Fund are debt-financed or are deemed to have been held less than 46 days.

     All distributions are taxable to the stockholder whether reinvested in additional shares or received in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Stockholders will be notified annually as to the Federal tax status of distributions paid to them by the Fund.

     Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution nevertheless would be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

     HEDGING AND OTHER TRANSACTIONS. Certain options are "section 1256 contracts." Any gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year (and at other times prescribed pursuant to the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as 60/40 gain or loss.

     Generally, the hedging transactions undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to stockholders.

     The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Because the tax consequences of straddle transactions to the Fund are not entirely clear, it may ultimately be determined that the Fund's tax accounting procedures failed to conform to the straddle rules. Consequently, the Fund may have inadvertently failed to satisfy one or more of the requirements for qualification as a regulated investment company.
If the Fund has failed to satisfy the requirement that it distribute at least 90% of its net investment company taxable income, the Fund may be able to preserve its regulated investment company status by making a "deficiency dividend" distribution. In addition, the Fund would have to pay interest and a penalty on the amount of the deficiency dividend distribution. If the Fund fails to satisfy one of the other requirements for qualification as a regulated investment company, the Fund would be taxed as an ordinary corporation, and its distributions, including net capital gain distributions, would be taxable to stockholders as ordinary dividends. Moreover, upon any requalification as a regulated investment company, the Fund might be subject to a corporate-level tax on certain gains.

     Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options.

     Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

     DISPOSITION OF SHARES. Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a stockholder will realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands. Such gain or loss generally will be long-term or short-term depending upon the stockholder's holding period for the shares. However, a loss realized by a stockholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the stockholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Exchanges of Fund shares for shares of other funds generally would be treated as taxable sales of the shares exchanged by the stockholder.

     BACKUP WITHHOLDING. The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions from the Fund and of gross proceeds from the redemption of shares payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. Federal income tax liability.

     OTHER TAXES. Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Foreign stockholders may be subject to U.S. tax rules that differ significantly from those described above, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The following table sets forth information concerning each person who, to the knowledge of the Board of Directors, owned more than five percent of the Fund's common stock as of March 15, 1996:

          REGISTRATION                       PERCENT OWNED
          ------------                       -------------

          Cheshire County Savings Bank          28.23%
          P.O. Box 746
          Keene, NH  03431

          New Milford Savings Bank              14.11
          P.O. Box 600
          New Milford, CT  06776

          Curtiss Wright Corporation             9.88
          1200 Wall Street West
          Lyndhurst, NJ  07071

          Orange Savings Bank                    5.64
          Attn:  Daniel J. Laplante
          c/o CFX Corporation
          102 Main Street
          Keene, NH  03431

          Robertson Banking Company              5.62
          P.O. Box 490
          Demopolis, AL  36732

     To the knowledge of the Board of Directors, each person named has sole voting investment power with respect to the shares owned.


OTHER INFORMATION

     CUSTODY OF ASSETS. All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by The Fifth Third Bank, 38 Fountain Square, Cincinnati, Ohio 45263, as Custodian.

     STOCKHOLDER REPORTS. Semi-annual statements are furnished to stockholders, and annually such statements are audited by the Fund's independent accountants.

     INDEPENDENT ACCOUNTANTS. Tait, Weller & Baker, Two Penn Center Plaza, Suite 700, Philadelphia, Pennsylvania 19102-1707, the independent accountants for the Fund, performs annual audits of the Fund's financial statements.

     LEGAL COUNSEL. Dechert Price & Rhoads, 1500 K Street, N.W., Suite 500, Washington, DC 20005, is legal counsel to the Fund.

ERNST & YOUNG LLP          One Houston Center          Phone: 713 750 5000
                           Suite 2400                  Fax:   713 750 1501
                           1221 McKinney Street
                           Houston, Texas 77010-2007


                       REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors
Capstone Government Income Fund
a series of Capstone Fixed Income Series, Inc.


We have audited the statement of assets and liabilities of Capstone Government Income Fund (the "Fund"), a series of Capstone Fixed Income Series, Inc., including the schedule of investments, as of December 31, 1992, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period from October 1, 1991 to December 31, 1991 (not presented separately herein), and the financial highlights for the year then ended, the period from October 1, 1991 to December 31, 1991 and the year ended September 30, 1991. These financial statements and financial highlights and are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1992, by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Government Income Fund at December 31, 1992, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from October 1, 1991 to December 31, 1991, and the financial highlights for the year then ended, the period from October 1, 1991 to December 31, 1991, and the year ended September 30, 1991, in conformity with generally accepted accounting principles.



                                        ERNST & YOUNG LLP

Houston, Texas
February 9, 1993

                                               CAPSTONE GOVERNMENT INCOME FUND
------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of Capstone Fixed Income Series, Inc.


        We have audited the accompanying statement of assets and liabilities of Capstone Government Income Fund (the "Fund"), a series of Capstone Fixed Income Series, Inc., including the portfolio of investments, as of November
30, 1995 and the related statement of operations for the eleven months then ended, the statement of changes in net assets for the eleven months then ended, and for the year ended December 31, 1994, and the financial highlights for the eleven months then ended, each of the two years in the period ended December 31, 1994 and the year ended September 30, 1990. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, the period from October 1, 1991 to December 31, 1991 and the year ended September 30, 1991 were audited by other auditors whose report dated February 9, 1993 expressed an unqualified opinion thereon.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Government Income Fund at November 30, 1995, the results of its operations for the eleven months then ended, the changes in its net assets for the eleven months then ended and the year ended December 31, 1994 and the financial highlights for the eleven months then ended, each of the two years in the period ended December 31, 1994 and the year ended September 30, 1990, in conformity with generally accepted accounting principles.


                                             Tait, Weller & Baker


Philadelphia, Pennsylvania
December 15, 1995

PORTFOLIO OF INVESTMENTS  NOVEMBER 30, 1995
------------------------------------------------------------------------------

                      Principal                                                             Value        Percentage of
                        Amount                                                         (See Note 1-A)    Net Assets
        BONDS         ---------                                                        --------------    -------------
        -----
U.S. Government      $10,000,000 U.S. Treasury Note, 7.250%,11/30/96. . . . . . . . . .  $10,171,850        14.95%
     88.25%           10,000,000 U.S. Treasury Note, 6.750%, 05/31/97 . . . . . . . . .   10,189,050        14.98
                      10,000,000 U.S. Treasury Note, 5.625%, 10/31/97 . . . . . . . . .   10,046,850        14.78
                      19,550,000 FHLB Note,  6.050%, 03/21/97, callable 12/21/95. . . .   19,588,709        28.81
                      10,000,000 FHLB Note,  6.160%, 10/17/97, callable 01/17/96. . . .   10,014,050        14.73
                                                                                         -----------        -----
                      Total U.S. Government (Cost $59,922,806). . . . . . . . . . . . .  $60,010,509        88.25%

     SHORT-TERM
     OBLIGATIONS
     -----------
Repurchase Agreements  7,695,000 Merrill Lynch, 5.85%, 12/01/95 (dated 11/30/95)
                                 Collateralized by $7,480,000 U.S. Treasury
                                 Note 8.500%, 04/15/97
                                 (Repurchase Proceeds $7,696,250). . . . . . . . . . . .   7,695,000        11.32
                                                                                         -----------        -----
                                 Total Short-Term Obligations
                                 (Cost $7,695,000) . . . . . . . . . . . . . . . . . . .   7,695,000        11.32
                                                                                         -----------        -----
                                 Total Investments in Securities
                                 (Cost $ 67,617,806)(a). . . . . . . . . . . . . . . . .  67,705,509        99.57%
                                                                                         -----------        -----

           OPTIONS
           -------
Liability for Written Call Options
on U.S. Treasury Notes (b)
           (0.03)%                     Expiration Month/Strike Price
                                       -----------------------------
$10,000,000 par value, 5.625%,
due 10/31/97                           December 1995/100.375. . . . . . . . . . . . . .      (17,188)       (0.03)
                                                                                         -----------        -----
                                       Total Written - Call Options
                                       (Premium Received $12,500) . . . . . . . . . . .      (17,188)       (0.03)
                                                                                         -----------        -----
                                       Other Assets less Liabilities. . . . . . . . . .      308,876         0.46
                                                                                         -----------        -----
                                       Net Assets, equivalent to $4.98 per
                                       share for 13,645,953 shares of $.001 par value
                                       shares outstanding. . . . . . . . . . . . . . . . $67,997,197       100.00%
                                                                                         ===========       ======


(a) At November 30, 1995, unrealized appreciation of securities based on Federal income tax cost is as follows:

             Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . $    87,703
                                                                                         -----------
                      Net unrealized appreciation. . . . . . . . . . . . . . . . . . . .      87,703
                                                                                         ===========
(b) As of November 30, 1995, portfolio securities valued at $10,046,850 were held in connection with covered call options written.

                                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1995
-------------------------------------------------------------------------------

ASSETS:
     Investments in securities at market (identified cost $67,617,806) (Notes 1-
     A and 1C). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $67,705,509
     Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3,421
     Receivables:
          Interest. . . . . . . . . . . . . . . . . . . . . . . . . . .$ 358,254
          Written option premium. . . . . . . . . . . . . . . . . . . .   12,500
          Capital stock . . . . . . . . . . . . . . . . . . . . . . . .    1,145
                                                                       ---------        371,899
                                                                                    -----------
               Total Assets . . . . . . . . . . . . . . . . . . . . . . . . . . .    68,080,829
                                                                                    -----------
LIABILITIES:
     Covered call option: written, at value (premium received $12,500) (Notes
     1A, 1B and 4)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        17,188
     Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        66,417
     Payable for capital stock  . . . . . . . . . . . . . . . . . . . . . . . . .            27
                                                                                    -----------
               Total Liabilities. . . . . . . . . . . . . . . . . . . . . . . . .        83,632
                                                                                    -----------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $67,997,197
                                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE:
     ($67,997,197/13,645,953 shares outstanding of $.001 par value,
     200,000,000 shares authorized) . . . . . . . . . . . . . . . . . . . . . . .   $      4.98
                                                                                    ===========

SOURCE OF NET ASSETS:
     Paid in capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $66,433,185
     Undistributed net investment income. . . . . . . . . . . . . . . . . . . . .     8,391,049
     Accumulated net realized loss on investments . . . . . . . . . . . . . . . .    (6,910,052)
     Net unrealized appreciation of securities and written options. . . . . . . .        83,015
                                                                                    -----------
                                                                                    $67,997,197
                                                                                    ===========


                             SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 1995
-------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest Income. . . . . . . . . . . . . . . . . . . . . . . . .    $9,555,447
                                                                    ----------
Expenses:
     Advisory fees (Note 2). . . . . . . . . . . . . . . . . . .       604,189
     Distribution fees (Note 2). . . . . . . . . . . . . . . . .       305,403
     Administration services (Note 2). . . . . . . . . . . . . .       151,047
     Transfer agent fees . . . . . . . . . . . . . . . . . . . .        26,608
     Professional fees . . . . . . . . . . . . . . . . . . . . .        30,854
     Custodian fees. . . . . . . . . . . . . . . . . . . . . . .        10,241
     Filing and registration fees. . . . . . . . . . . . . . . .        13,454
     Directors' fees and expenses. . . . . . . . . . . . . . . .         3,265
     Reports and notices to stockholders . . . . . . . . . . . .         3,039
     Miscellaneous . . . . . . . . . . . . . . . . . . . . . . .        16,298
                                                                    ----------
     Total expenses. . . . . . . . . . . . . . . . . . . . . . .     1,164,398
                                                                    ----------
          Net Investment Income. . . . . . . . . . . . . . . . .     8,391,049
                                                                    ----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain from security transactions . . . . . . . . . .       312,608
Net realized gain from written options . . . . . . . . . . . . .       211,562
Unrealized appreciation of investments:
     Beginning of period. . . . . . . . . . . . . . . . .  $   635
     End of period. . . . . . . . . . . . . . . . . . . .   83,015
                                                           -------
          Net change in unrealized appreciation of investments. .       82,380
                                                                    ----------
          Net realized and unrealized gain on investments . . . .      606,550
                                                                    ----------
          Net increase in net assets resulting from operations. .   $8,997,599
                                                                    ==========


                        SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                              ELEVEN MONTHS ENDED         YEAR ENDED
                                               NOVEMBER 30, 1995       DECEMBER 31, 1994
                                              -------------------      -----------------
OPERATIONS:
Net investment income. . . . . . . . . . . .      $ 8,391,049             $  3,748,921
Net realized gain (loss) on investments. . .          524,170               (2,470,055)
Net change in unrealized appreciation of
  investments. . . . . . . . . . . . . . . .           82,380                  111,566
                                                  -----------             ------------
Net increase in net assets resulting from
  operations . . . . . . . . . . . . . . . .        8,997,599                1,390,432


EQUALIZATION:
Undistributed investment income included in
  prices of shares sold and redeemed (Note 1-H)         ---                 (3,436,857)


DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from investment income . . . .            ---                   (219,989)


CAPITAL SHARE TRANSACTIONS:
Increase (decrease) in net assets resulting from capital share
  transactions (Note 3). . . . . . . . . . .       50,294,521              (22,824,241)
                                                   ----------              -----------
     Total increase (decrease) in net assets       59,292,120              (25,090,655)


NET ASSETS:
Beginning of period. . . . . . . . . . . . .        8,705,077               33,795,732
                                                   ----------              -----------
End of period (including undistributed net
  investment income of $8,391,049 and $0,
  respectively). . . . . . . . . . . . . . .      $67,997,197              $ 8,705,077
                                                  ===========              ===========

                           SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 1995
------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Capstone Government Income Fund (the "Fund") referred to as the "Fund" is the initial series of Capstone Fixed Income Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was originally incorporated in Delaware in 1968 and was reorganized as the initial series of the Corporation, which was established under Maryland Law on May 11, 1992.

     On January 8, 1991, shareholders approved various changes in the fundamental investment policies of the Fund. The current investment objective of the Fund is to earn a high level of total return, consistent with safety of principal. The Fund seeks to achieve this objective by investing in debt obligations that have remaining maturities of three years or less and that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and by engaging in certain income enhancement strategies. Prior to the change, the Fund's investment objective was to secure a high level of current income on its investments along with the preservation of the Fund's capital. To achieve this objective, the Fund invested in U.S. Government securities and corporate obligations, convertibles, preferred and common stocks, and money market investments. The Fund changed its fiscal and tax year end from September 30 to December 31, commencing with December 31, 1991. The Fund has changed its fiscal year end to November 30, commencing with November 30, 1995, but continues to maintain a December 31 tax year end.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) VALUATION OF INVESTMENTS - Debt securities (other than short-term obligations) including listed issues are valued at the mean between the bid and asked prices on the basis of valuations furnished by a pricing service. Over-the-counter options, which include both written and purchased options, are valued using the Black-Scholes Model, which utilizes the option's characteristics when bought or sold and the market price of the underlying security to determine a daily price for each OTC option's position. The only pricing variable changed daily is the price of the underlying security. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors). Short-term investments are valued at amortized cost which approximates value.

(B) CALL AND PUT OPTIONS - When the Fund writes a call or put option, an
amount equal to the premium received is reflected as a liability.   The
amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished.
If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such a sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     The premium paid by the Fund for the purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain (loss) if the proceeds from the sale are greater (less) than the cost of the option purchased. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. Over-the-counter options are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. The Fund, as writer of a call option, loses the potential for gain on the underlying security above the exercise price while the option is outstanding. By writing a put option, the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

(C) REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines of the Corporation's Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as fully collateralized loans of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization of the collateral by the Fund may be delayed or limited. In an attempt to minimize these risks, New Castle Advisers, Inc., the Subadviser, will consider and monitor the creditworthiness of parties to repurchase agreements.

(D) REVERSE REPURCHASE AGREEMENTS - A reverse repurchase agreement involves the sale of an investment obligation by the Fund and its agreement to repurchase the instrument at a specific time and price. The Fund will maintain a segregated account, which will be marked to market daily, consisting of cash, cash equivalents and U.S. Government securities at least equal to its obligations under reverse repurchase agreements, including any accrued interest. The Fund will not invest proceeds from these transactions beyond the expiration of the reverse repurchase agreement. The Fund may not enter into these transactions with more than 33% of its portfolio, and will only enter into such agreements with dealers approved by the Board of Directors of the Corporation for repurchase agreements.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income on investments is accrued daily. Premiums on securities purchased are amortized over the life of the respective securities and discounts are recharacterized to income upon sale or maturity of the respective security. Realized gains and losses from security transactions are determined on the basis of identified cost.

(F) FEDERAL INCOME TAXES - No provision is considered necessary for Federal income taxes since it is the policy of the Fund to distribute all of its taxable income, including any net realized gains on sales of investments, and to qualify as a "regulated investment company" under the applicable section of the Internal Revenue Code. The Fund has approximately $5,865,000 of capital losses for Federal income tax purposes available to offset future taxable capital gains, if any, of which $508,400 expires in December 1996, $702,100 expires in December 1998, $1,207,900 expires in December 1999, $2,210,100 expires in December 2002 and $1,236,500 expires n December 2003.

(G) SHARE TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS - Fund shares are sold in continuous public offering at the net asset value. Transactions in Fund shares are recorded on the trade date. The Fund redeems its shares at the net asset value. Dividends and other distributions are recorded by the Fund on the ex-dividend date and may be reinvested at net asset value.

     Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The Fund also utilizes earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction for income tax purposes. The Fund files its tax return on a December 31 basis; all permanent timing differences will be adjusted at that time.

(H) EQUALIZATION - Prior to January 1, 1995, the Fund followed the accounting practice known as book equalization by which a portion, on a per-share basis, of the proceeds from sales and costs of redemptions of capital shares equivalent to the amount of distributable investment income on the date of the transaction was credited or charged to undistributed income. As a result, undistributed investment income per share was unaffected by sales or redemptions of capital shares. In November 1994 the Board of Directors voted to discontinue the use of book equalization.


NOTE 2 - INVESTMENT ADVISORY AND ADMINISTRATOR'S FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Capstone Asset Management Company ("CAMCO"), serves as the Investment Adviser to the Fund pursuant to an Investment Advisory Agreement dated May 11, 1992 between CAMCO and the Fund. New Castle Advisers, Inc. ("NCA") serves as Subadviser to the Fund pursuant to a Subadvisory Agreement between CAMCO and NCA dated May 11, 1992.

     CAMCO is responsible chiefly for the overall design and structure of the Fund's investment portfolio, as well as for establishing the Fund's investment philosophy, strategy and maturity structure. CAMCO is also responsible for performance and yield curve analysis. NCA is responsible chiefly for the market timing of purchases and sales, and for all yield enhancement strategies and creditworthiness analysis. For these services the Fund pays CAMCO a fee computed daily and paid monthly at the annual rate of 0.40% of the first $250 million of the Fund's average daily net assets and 0.36% of such assets over $250 million. Out of these fees, CAMCO pays NCA a fee computed daily and payable monthly at the annual rate of 0.30% of the first $250 million and 0.27% of the Fund's average daily net assets over $250 million.

     CAMCO also provides administrative services to the Fund pursuant to an Administrative Agreement. For these services, CAMCO is paid a monthly fee equal to an annual rate of 0.10% of the Fund's average daily net assets.

     Investment advisory and administrative fees paid to CAMCO for the eleven months ended November 30, 1995 were $755,236, of which CAMCO retained $302,094.

     Pursuant to the Investment Advisory and Subadvisory Agreements and the Administrative Agreement, CAMCO and NCA have agreed to reduce their fees on a pro rata basis (but not below zero) to the extent that the Fund's ordinary expenses for any fiscal year (including advisory or administrative fees, but excluding brokerage commissions, interest, local, state and Federal taxes and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund.

     Pursuant to a Distribution Agreement with the Fund dated May 11, 1992, Capstone Asset Planning Company ("CAPCO"), is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis.

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act in which it uses its assets to finance certain activities relating to the distribution of its shares to investors and provision of certain stockholder services. The Plan permits payments to be made by the Fund to the Distributor to reimburse it for particular expenditures incurred by it in connection with the distribution of the Fund's shares to investors and provision of certain stockholder services including, but not limited to, the payment of compensation, including incentive compensation, to securities dealers (which may include CAPCO itself) and certain banks, investment advisers and pension consultants (collectively, the "Service Organizations") to obtain various distribution-related and/or administrative services for the Fund. CAPCO is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payment by the Fund of the cost of preparing, printing and distributing Fund Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

     Under the Plan, payments made to CAPCO may not exceed an amount computed at an annual rate of 0.20% of the average net assets of the Fund. CAPCO is permitted to collect fees under the Plan on a monthly basis. Any expenditures incurred in excess of the limitation described above during a given month may be carried forward up to twelve months for reimbursement, subject always to the 0.20% limit, and no interest or carrying charges will be payable by the Fund on amounts carried forward. The Plan may be terminated by the Fund at any time and the Fund will not be liable for amounts not reimbursed as of the termination date. During the eleven months ended November 30, 1995, the Fund paid $305,403 in distribution expenses. Of this amount $124,889 was paid to Service Organizations other than CAPCO.

     CAMCO is an affiliate of CAPCO and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS"). Certain officers and directors of the Fund, are also officers and directors of CAMCO, CAPCO, and CFS.


NOTE 3 - CAPITAL STOCK

Transactions in capital stock were as follows:

                                                    ELEVEN MONTHS ENDED                  YEAR ENDED
                                                     NOVEMBER 30, 1995                DECEMBER 31, 1994
                                               ---------------------------      ----------------------------
                                                  Shares          Value           Shares          Value
                                                  ------          -----           ------          -----
Shares sold. . . . . . . . . . . . . . . . .   122,401,739   $ 587,808,899      39,255,843     $ 186,318,073
Shares issued in Asset Transfer (Note 5) . .         --             --             974,433         4,677,279
Shares issued to shareholders in
  reinvestment of distributions. . . . . . .         --             --              42,251           199,845
                                               -----------   -------------      ----------     -------------
                                               122,401,739     587,808,899      40,272,527       191,195,197
Shares reacquired. . . . . . . . . . . . . .  (110,595,379)   (537,514,378)    (45,478,766)     (214,019,438)
                                               -----------   -------------      ----------     -------------
Net increase (decrease). . . . . . . . . . .    11,806,360   $  50,294,521      (5,206,239)    $ (22,824,241)
                                               ===========   =============      ==========     =============

NOTE 4 - PURCHASES AND SALES OF SECURITIES

For the eleven months ended November 30, 1995, the cost of purchases and proceeds from sales of securities other than short-term obligations aggregated $378,395,081 and $226,661,549, respectively.

Written options transactions during the period are summarized as follows:

                                               CALL/PUT OPTIONS WRITTEN     FACE AMOUNT
                                                   PREMIUMS RECEIVED        OF CONTRACTS
                                               ------------------------     ------------
Options outstanding at December 31, 1994. .  .       $      0              $           0
Options written. . . . . . . . . . . . . . . .       (547,969)               207,000,000
Options closed . . . . . . . . . . . . . . . .        303,438               (106,000,000)
Options exercised. . . . . . . . . . . . . . .         68,750                (25,000,000)
Options expired. . . . . . . . . . . . . . . .        163,281                (66,000,000)
                                                     --------              -------------
Options outstanding at November 30, 1995 . . .        (12,500)             $  10,000,000
                                                     --------              =============
Unrealized depreciation at November 30, 1995 .       $ (4,788)
                                                     --------

Market value of written options at November
  30, 1995. . . . . . . . . . . . . . . . . .        $(17,288)
                                                     ========

NOTE 5 -ACQUISITION OF INVESTORS CASH RESERVE FUND, INC.

     On June 6, 1994, Capstone Government Income Fund (the "Fund") purchased all of the assets of Investors Cash Reserve Fund, Inc. ("ICRF"), in exchange for shares of the Fund of equivalent value and the assumption by the Fund of certain identified liabilities of ICRF. The transaction was pursuant to a Purchase Agreement and Plan of Complete Liquidation approved by stockholders of ICRF on May 31, 1994. The acquisition was accomplished by a tax-free exchange of 974,433 shares of the Fund (valued at $4,677,279) for the 4,677,279 shares of ICRF on June 6, 1994. The exchange had no effect on the net asset value per share of the Fund. ICRF's net assets at that date were $4,677,279, consisting of capital stock of $46,772, and paid in surplus of $4,630,507. The aggregate net assets of the Fund and ICRF immediately before the acquisition were $110,929,732, and $4,677,279, respectively.

                    CAPSTONE INTERMEDIATE GOVERNMENT FUND


                 A SERIES OF CAPSTONE FIXED INCOME SERIES, INC.

                     STATEMENT OF ADDITIONAL INFORMATION




                                 March 25, 1996



     This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated March 25, 1996. A Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Houston, Texas 77057.



                               TABLE OF CONTENTS


                                                                  Page
                                                                  ----
     General Information . . . . . . . . . . . . . . . . . . . . .   2
     Investment Restrictions . . . . . . . . . . . . . . . . . . .   2
     Investment Policies and Risk Factors. . . . . . . . . . . . .   4
     Performance Information . . . . . . . . . . . . . . . . . . .   8
     Directors and Executive Officers. . . . . . . . . . . . . . .  10
     Investment Advisory Agreement . . . . . . . . . . . . . . . .  12
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . .  14
     Portfolio Transactions and Brokerage. . . . . . . . . . . . .  15
     Determination of Net Asset Value. . . . . . . . . . . . . . .  16
     How to Buy and Redeem Shares. . . . . . . . . . . . . . . . .  17
     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     Control Persons and Principal Holders of Securities . . . . .  21
     Other Information . . . . . . . . . . . . . . . . . . . . . .  21

GENERAL INFORMATION

     Capstone Intermediate Government Fund (the "Fund") is a newly organized series of Capstone Fixed Income Series, Inc. (the "Corporation"). The Corporation was originally incorporated in Delaware in 1968 and commenced business shortly thereafter as an open-end diversified management company under the Investment Company Act of 1940. On May 11, 1992, it was reorganized as a Maryland series company (see "General Information" in the Prospectus).

     The Fund is a member of a group of mutual funds (the "Capstone Group") sponsored by Capstone Asset Management Company which provides advisory services to the Fund.


INVESTMENT RESTRICTIONS

A.   FUNDAMENTAL

     The Fund may not:

     1. With respect to 75% of its assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except the U.S. Government, its agencies or instrumentalities (see additional non-fundamental restriction 1., below);

     2. borrow money, except that the Fund may enter into reverse repurchase agreements, and, as a temporary measure for extraordinary or emergency purposes, it may borrow from banks in an amount not to exceed 1/3 of the value of its net assets, including the amount borrowed;

     3. issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur;

     4. act as underwriter, except to the extent that it might be deemed to be an underwriter for the purposes of the Securities Act of 1933, as amended, with respect to securities which it sells to the public if registration under such Act, as amended, is required in connection with such sale;

     5. purchase any securities which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or in repurchase or reverse repurchase agreements backed by such securities;

     6. purchase or sell real estate except for its own use in connection with its business;

     7. purchase or sell commodities or commodity contracts, except that the Fund may invest in futures contracts and related options;

     8. make loans to other persons except (a) through the use of repurchase agreements and (b) by the purchase of debt securities in accordance with its investment policies; and

     9. invest in securities or other instruments that are not authorized for investment by a Federal savings association without limitation as to a percentage of its assets and that are not authorized for investment by national banks without limitation as to a percentage of its capital and surplus, and none of the above Fundamental Investment Restrictions shall be construed to permit any such investment(s).

     The Fund will make no purchases of securities so long as it has outstanding borrowings, except for reverse repurchase agreements. Additionally, the Fund has agreed with the staff of the Securities and Exchange Commission that it will not include any reverse repurchase agreements, including those backed by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, within the exception from the 25% limit in restriction Number 5, above. Finally, the Fund has no present intention to lend its portfolio securities, and will not engage in such transactions until appropriate disclosure concerning this practice, including its risks, is included in the Fund's Prospectus and Statement of Additional Information.

B.   NON-FUNDAMENTAL

     The following restrictions are not fundamental and may be changed by the Fund without stockholder approval, but only in compliance with applicable law, regulation or regulatory policy and in compliance with the Fundamental Investment Restrictions listed above, including but not limited to, Number 9.

     The Fund may not:

      1. as to the portion of its assets not subject to Fundamental Restriction 1., above, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except the U.S. Government, its agencies or instrumentalities (the Fund does not generally intend to invest in voting securities of any issuer);

     2. acquire or retain securities of any investment company, except as part of a plan of merger, reorganization or consolidation;

     3. pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its net assets;

     4. invest more than 10% of its total net assets in securities that are not readily marketable, the disposition of which is restricted under Federal securities laws, or in repurchase agreements not terminable within 7 days, provided that over-the-counter options with securities dealers meeting criteria established by the Fund's Board of Directors that give the Fund an absolute right to repurchase (a) according to a "repurchase formula" or (b) at a price determined from independent sources by the Adviser will not be considered securities that are not readily marketable;

     5. purchase or retain securities of any issuer if the officers or directors of the Fund, the Adviser who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

     6. sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions and in connection with entering into futures contracts and related options to the extent permitted by the Fund's investment policies;

     7. write put and call options except to the extent permitted by the Fund's investment policies;

     8. invest in oil, gas or other mineral exploration or development programs (although the Fund is not prohibited from investing in issuers that own or invest in such interests); and

     9. under normal circumstances, invest less than 65% of its total assets in obligations that are issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities or in repurchase agreements fully collateralized by such obligations.

     The portfolio securities of the Fund may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund. It is anticipated that the Fund will incur a high portfolio turnover rate in connection with the use of covered option writing strategies.


INVESTMENT POLICIES AND RISK FACTORS

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines of the Fund's Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as fully collateralized loans of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. In an attempt to minimize these risks, the Adviser will consider and monitor the creditworthiness of parties to repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

     A reverse repurchase agreement involves the sale of a U.S. Treasury obligation by the Fund and its agreement to repurchase the instrument at a specific time and price. The Fund will maintain a segregated account, which will be marked-to-market daily consisting of cash, cash equivalents and U.S. Government securities at least equal to its obligations under reverse repurchase agreements, including any accrued interest. The Fund will not invest proceeds from these transactions beyond the expiration of the reverse repurchase agreement. The Fund may not enter into these transactions with more than 33% of its portfolio, and will only transact these agreements with dealers approved by the Fund for repurchase agreements.

OPTIONS

     Purpose. The principal reason for writing options is to hedge, to a limited extent, adverse price changes of the portfolio due to general interest rate changes. In addition, options are written to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an options writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Actively writing options on portfolio securities is likely to result in a substantially higher portfolio turnover rate than that of most other investment companies. Additionally, if the Adviser is incorrect in its forecast, the result to the Fund from these hedging practices may be worse than if no hedging transactions were entered into.

     WRITING OPTIONS. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund would write call options only on a covered basis, which means that at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding options were exercised.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would write put options only on a "covered" basis, which means that at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash, cash equivalents or U.S. Government securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     CLOSING PURCHASE TRANSACTIONS AND OFFSETTING TRANSACTIONS. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Fund could close out its position as a writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     PURCHASING CALL AND PUT OPTIONS. The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for call options is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Conversely, put options could be purchased to protect (i.e., hedge) against anticipated declines in the market of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options could be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market prices of the underlying securities on the Fund's net asset value.

     OVER-THE-COUNTER OPTIONS. The Fund may invest up to ten percent of its net assets (determined at the time of investment) in illiquid securities, including securities that are not readily marketable and repurchase agreements which have a maturity of longer than seven days. An OTC option transaction will be entered into by the Fund only with a securities dealer meeting criteria established by the Fund's Board of Directors that gives the Fund an absolute right to repurchase the option on demand by the Fund at a price (a) based on an agreed formula or (b) determined from independent sources and agreed to by the Adviser. Such an OTC option will not be subject to the Fund's 10% limit on investments in illiquid securities.

FUTURES AND RELATED OPTIONS

     Interest Rate Futures Contracts. The Fund may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. For municipal securities, there is the Bond Buyer Municipal Bond Index.

     Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if the Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

     The Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

     The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. The Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

     The Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retrain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

     RISKS OF FUTURES AND OPTIONS INVESTMENTS. The Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while the Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for the Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio. Further, although the Adviser may engage in transactions with respect to index-based futures contracts if the Adviser believes a correlation exists between price movements in the index and in the Fund's portfolio securities, such a correlation is not likely to be perfect because the Fund's portfolio is not likely to duplicate the index, making the futures contract an imperfect hedge.

     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.
The Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money", would not exceed 5% of the Fund's total assets.


PERFORMANCE INFORMATION

     The Fund may from time to time include figures indicating its yield, total return or average annual total return in advertisements or reports to stockholders or prospective investors. Quotations of the Fund's yield will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

       YIELD = 2[(a-b + 1)6-1]
                cd
     where a = dividends and interest earned during the period,
           b = expenses accrued for the period (net of reimbursements or waivers),
           c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund), calculated pursuant to the following formula:

     P (1 + T)n= ERV

       where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
           ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) certain unmanaged indexes such as the Merrill Lynch Treasury Indices and the Shearson Lehman Intermediate Government/Corporate Bond Index; (ii) certain performance figures prepared for broad groups of mutual funds with investment goals similar to the Fund by organizations such as Lipper Analytical and the Donoghue Organization;
(iii) the Consumer Price Index (the "CPI"), a statistical measure of change, over time, in the price of goods and services in major expenditure groups (such as food, housing, apparel, transportation, medical care, entertainment and other goods and services) typically purchased by urban consumers; (iv) other mutual funds with similar goals; and (v) certificates of deposit. Instruments included in unmanaged indexes, such as the Shearson and Merrill indexes, may not necessarily be typical of the type of investments made by the Fund. Other material differences between the Fund and such indexes may include (i) the managed character of the Fund's portfolio (i.e. the Fund may purchase and sell investment securities based on their performance while securities comprising the particular index may remain as part of the index without regard to their performance), and (ii) the index would not generally reflect deductions for administrative expenses and costs. Further, broad-based economic indexes measure developments of general matters which may or may not be relevant to the Fund's performance during particular periods. For example, the purchasing power of consumers' dollars by comparing the costs of goods and services today with the costs of the same goods and services at an earlier date.

     There are three material differences between an investment in the Fund and ownership of a certificate of deposit ("CD"). First, an investment in the Fund is subject to a greater degree of risk and fluctuation of value than a CD, which guarantees a specific rate of return. Second, if interest rates rise in the future, the capital value of bonds purchased at the present time will fall, which will affect the Fund's performance if such securities are held in its portfolio. Third, the underlying assets of a CD are federally insured on amounts up to $100,000.

     Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance.

DIRECTORS AND EXECUTIVE OFFICERS

     The names and addresses of the directors and principal officers of the Corporation are set forth below, together with their positions and their principal occupations during the last five years and, in the case of the directors, their positions with certain other organizations and companies.

     *EDWARD L. JAROSKI, Chairman of the Board, President and Director.
       5847 San Felipe, Suite 4100, Houston, Texas 77057. President (since 1992) and Director (since 1987) of the Capstone Asset Management Company; President and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc. (since
       1987); Director/Trustee and Officer of other Capstone Funds.

     JAMES F. LEARY, Director.  c/o Search Capital Group, Inc., 700 N.
       Pearl Street, Suite 400, L.B. 401, Dallas, TX 75201-2809.
       President of Sunwestern Management, Inc., (since June 1982) and President of SIF Management (since January 1992), venture capital limited partnership concerns; General Partner of Sunwestern Advisors, L.P., Sunwestern Associates, Sunwestern Associates II, Sunwestern Partners, L.P. and Sunwestern Ventures, Ltd. (venture capital limited partnership entities affiliated with Sunwestern Management, Inc. and SIF Management, Inc.). Director of: other Capstone Funds; Anthem Financial, Inc. (financial services); Associated Materials, Inc. (tire cord, siding and industrial cable manufacturer); The Flagship Group, Inc. (vertical market microcomputer software); Marketing Mercadeo International (public relations and marketing consultants); MaxServ, Inc. (appliance repair database systems); MESBIC Ventures, Inc. (minority enterprise small business investment company); OpenConnect Systems, Inc. (computer networking hardware and software); PhaseOut of America, Inc. (smoking cessation products); and Search Capital Group, Inc. (financial services).

     JOHN R. PARKER, Director.  P.O. Box 42, Woodbury, Vermont 05681.
       Consultant and private investor (since 1990); Director of Nova Natural Resources (oil, gas, minerals); Director of other Capstone Funds; formerly Senior Vice President of McRae Capital Management, Inc. (1991-1995); and registered representative of Rickel & Associates (1988-1991).

     PHILIP C. SMITH, Director.  87 Lord's Highway, Weston, Connecticut
       06880. Private investor; Director of other Capstone Funds and the Lexington Mutual Funds.

     BERNARD J. VAUGHAN, Director.  113 Bryn Mawr Avenue, Bala Cynwyd,
       Pennsylvania 19004. Director of other Capstone Funds; formerly Vice President of Fidelity Bank (1979-1993).

     DAN E. WATSON, Executive Vice President.  5847 San Felipe, Suite 4100,
       Houston, Texas 77057. Chairman of the Board (since 1992) and Director of Capstone Asset Management Company (since 1987); Chairman of the Board and Director of Capstone Asset Planning

______________
 * Director who is an interested person as defined in the Investment Company Act of 1940 because of his relationship to the Adviser and Distributor.

       Company and Capstone Financial Services, Inc. (since 1987); Officer of other Capstone Funds.

     HOWARD S. POTTER, Executive Vice President. 1 Barker Avenue, White
       Plains, New York 10601. Managing Director of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Asset Planning Company (since 1996); formerly President of New Castle Advisers, Inc. (1991-1995); Senior Vice President of James Money Management, Inc. (1988-1991).

     JOHN M. METZINGER, Vice President.  5847 San Felipe, Suite 4100,
       Houston, Texas 77057. Assistant Vice President (1992-1993) and Vice President (since 1993) of Capstone Financial Services, Inc. and Capstone Asset Management Company; Investment Analyst (1990-
       1991) and Assistant Portfolio Manager (1991-1992) with Capstone Financial Services, Inc.; Officer of other Capstone Funds.

     IRIS R. CLAY, Secretary.  5847 San Felipe, Suite 4100, Houston, Texas
       77057. Secretary (since February 1996); Assistant Vice President (1994-1996) and Assistant Secretary (1990-1994) of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Planning Company; Officer of other Capstone Funds.

     NORMA R. YBARBO, Assistant Secretary.  5847 San Felipe, Suite 4100,
       Houston, Texas 77057. Assistant Compliance Officer (since 1994), Compliance Analyst (1993-1994) and Compliance Assistant (1987-1993) of Capstone Financial Services, Inc.; Officer of other Capstone Funds.

     LINDA G. GIUFFRE, Treasurer.  5847 San Felipe, Suite 410, Houston,
       Texas 77057. Vice President and Treasurer (since February 1996) of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Asset Planning Company; Treasurer and Secretary (1994-1996) of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Asset Planning Company; Treasurer (1987-1994) of Capstone Financial Services, Inc.; Officer of other Capstone Funds.

     The Corporation has an Audit Committee and a Nominating Committee that consist of the Corporation's disinterested directors. Mr. Leary serves as Chairman of the Audit Committee and Mr. Smith is Chairman of the Nominating Committee.

     The directors and officers of the Corporation as a group own less than one percent of the outstanding shares of the Fund. The directors of the Corporation (other than Mr. Jaroski) also received compensation for serving as directors of other investment companies sponsored by the Adviser as identified in the foregoing table.

     Each director not affiliated with the Adviser is entitled to $250 for each Board meeting attended, and is paid a $1,000 annual retainer by the Corporation. The directors and officers of the Corporation are also reimbursed for expenses incurred in attending meetings of the Board of Directors.

     The following table represents the fees paid during the 1995 calendar year to the directors of the Fund and the total compensation each director received during that period from the Capstone Fund complex.

                               COMPENSATION TABLE

                                                                                             Total
                                                                                         Compensation
                                                                                             From
                                Aggregate          Pension or                             Registrant
                               Compensation        Retirement        Estimated Annual      and Fund
Name of Person,                    From         Benefits Accrued       Benefits Upon     Complex Paid
   Position                    Registrant*      As Part of Fund         Retirement       to Directors
---------------                ------------     ----------------     ---------------     ------------
James F. Leary, Director          $1,000               $0                   $0           $5,000(1)
John R. Parker, Director           1,000                0                    0            5,000(1)
Philip C. Smith, Director          1,000                0                    0            8,000(1)(2)(3)
Bernard J. Vaughan, Director       1,000                0                    0            7,000(1)(2)
____________

* Directors do not receive any deferred compensation.
(1) Director of Capstone Fixed Income Series, Inc. and Capstone Growth Fund, Inc.
(2) Trustee of Capstone International Series Trust.
(3) Director of Medical Research Investment Fund, Inc.

INVESTMENT ADVISORY AGREEMENT

     Capstone Asset Management Company ("the Adviser") serves as the investment adviser to the Fund pursuant to an investment advisory agreement ("Advisory Agreement") dated March 25, 1996 between the Adviser and the Fund. The Advisory Agreement was approved by the Fund's initial stockholder on February 5, 1996. The Adviser, located at 5847 San Felipe, Suite 4100, Houston, Texas 77057 is a wholly-owned subsidiary of Capstone Financial Services, Inc.

     Pursuant to the terms of the Advisory Agreement and subject to the supervision of the Board of Directors, the Adviser has agreed to (1) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations,
(2) make investment decisions for the Fund, (3) place orders to purchase and sell securities for the Fund, and (4) provide administrative services for the Fund. In this connection, the Adviser (i) assists in supervising all aspects of the Fund's operations, including the coordination of all matters relating to the functions of the Adviser, custodian, transfer agent, other stockholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) provides the Fund, at the Adviser's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Fund, including duties in connection with stockholder relations, reports, redemption requests and account adjustments and the maintenance of certain books and records of the Fund, (iii) coordinates the preparation of registration statements, prospectuses, reports, proxy solicitation materials and amendments thereto, (iv) provides the Fund with office space and facilities necessary to perform the Adviser's obligations under the Advisory Agreement, and (v) pays all compensation of officers of the Corporation and the fees of all directors of the Corporation who are affiliated persons of the Adviser, the Adviser's parent, and other subsidiaries. For these services the Fund pays the Adviser a fee computed daily and payable monthly at the annual rate of 0.45% of the Fund's average daily net assets up to $450 million and 0.36% of such assets in excess of $450 million.

     The annual fees of the Adviser will be reduced to the extent that the Fund's ordinary expenses for any fiscal year (including advisory fees, but excluding brokerage commissions, interest, local, state and Federal taxes and extraordinary expenses) exceed the expense limitations of any state having jurisdiction over the Fund. In such event, the annual advisory fees of the Adviser will be reduced pro rata (but not below zero) to the extent necessary to comply with such expense limitations. At the date of this Statement of Additional Information, the strictest expense limitation applicable to the Fund is 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million of average net assets, and 1.5% of the remaining average net assets for any fiscal year.

     The Fund pays all expenses incurred in the operation of the Fund other than those assumed by the Adviser under the Advisory Agreement. Expenses payable by the Fund include: fees and expenses of directors who are not "interested persons" (as defined in the 1940 Act); fees of the Adviser; Board of Directors meeting-related expenses of the directors and officers; mailing expenses of all officers and directors; expenses for legal and auditing services; data processing and pricing services; costs of printing and mailing proxies, stock certificates and stockholder reports; fees of the Adviser; charges of the custodian, transfer agent, registrar or dividend disbursing agent; expenses pursuant to the Service and Distribution Plan (see "Distributor"); Securities and Exchange Commission fees; membership fees in trade associations; fidelity bond coverage for the Fund's officers; directors' and officers' errors and omissions insurance coverage; interest; brokerage costs; taxes; expenses of qualifying the Fund's shares for sale in various states; litigation; and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

     The following individuals are affiliated persons of both the Corporation and the Adviser as defined in the 1940 Act: Dan E. Watson, Edward L. Jaroski, Howard S. Potter, John M. Metzinger, Iris R. Clay, Linda
G. Giuffre and Norma Ybarbo.


DURATION AND TERMINATION

     Unless terminated earlier as described below, the Advisory Agreement will, by its terms, remain in effect until March 25, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) and, in either case, by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement will terminate automatically in the event of its assignment and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party on not more than 60 days' written notice.

DISTRIBUTOR

     Capstone Asset Planning Company (the "Distributor") acts as the principal underwriter of the Fund's shares pursuant to a written agreement with the Fund dated March 26, 1996 (the "Distribution Agreement"). The Distributor has the exclusive right (except for distributions of shares directly by the Fund) to distribute Fund shares in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is a "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. Except to the extent otherwise permitted by the Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising.

     The Distribution Agreement will remain in effect until March 25, 1998 (unless earlier terminated as discussed below), and is renewable from year to year thereafter if approved (a) by the Corporation's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities and
(b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party thereto, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party on 60 days' written notice.

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to absorb certain expenses in connection with the distribution of its shares and provision of certain services to stockholders. See "Management of the Fund - Distributor" in the Fund's Prospectus. As required by Rule 12b-1, the Fund's Plan and related agreements were approved by a vote of the Fund's Board of Directors, and by a vote of the directors who are not "interested persons" of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Directors"), and by the Fund's initial stockholder on February 5, 1996. In compliance with the Rule, the directors requested and evaluated information they thought necessary to make an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and its stockholders.

     As required by Rule 12b-1, the directors review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures.

     The Plan and related agreements may be terminated at any time by a vote of the Plan Directors. As required by Rule 12b-1, selection and nomination of disinterested directors for the Corporation is committed to the discretion of the directors who are not "interested persons" as defined under the 1940 Act, who comprise the Corporation's Nominating Committee.

     The Plan and related agreements may be terminated by a vote of the stockholders. Any change in the Plan that would materially increase the distribution expenses of the Fund requires stockholder approval, but otherwise, the Plan may be amended by the directors, including a majority of the Plan Directors.

     The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the directors, including a majority of the Plan Directors.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the policies established by the Corporation's Board of Directors, the Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser to seek (except as noted below) the best security price available with respect to each transaction. In selecting dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser. From time to time, the Adviser effects securities transactions through Capstone Asset Planning Company, TradeStar Investments, Inc. and Williams McKay Jordan & Mills, Inc., broker-dealer affiliates of the Adviser.

     The portfolio of the Fund is composed primarily of cash, short-term and intermediate-term debt securities and when purchases and sales of securities for the portfolio are made, a "spread" or "mark-up" (dealer's profit) is generally included in the price of the securities. The Fund's portfolio transactions are generally effected without the payment of brokerage commissions.

     The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. As discussed above, most of the Fund's transactions are executed on a principal basis without the payment of a commission. On trades involving a commission, the Adviser generally seeks reasonably competitive commission rates for transactions it places on behalf of the Fund, although the Fund does not necessarily pay the lowest commission available. For non-principal transactions the Adviser is authorized to cause the Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction. Such higher commission may be paid if the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to the Fund and other clients of the Adviser. Such research services must provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities and may include: (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Such information may be received orally or in writing and will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement . The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. This information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

     Some of the securities in which the Fund invests may be traded in the OTC markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

     Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the kind made by the Fund may also be made by those other accounts. Opportunities to purchase or sell securities will be allocated in the discretion of the Adviser by such means as will, in their judgment, result in fair and equal treatment in connection with the other accounts managed by them. Such means may include allocating opportunities ratably, rotationally or at random among the Fund and other accounts, on the basis of accounts having the least favorable performance or any combination of the foregoing. The Adviser may aggregate orders for purchases and sales of securities of the same issuer on the same day among the Fund and other accounts and the price paid to or received by the Fund and those accounts will be the average obtained in those orders. In some cases, the foregoing aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.


DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value is computed daily, Monday through Friday, as of 4:15 p.m. Eastern Time, except that the net asset value will not be computed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the days that the Federal Reserve wire system is closed. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including any accrued interest and dividends receivable but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, adjusted to the nearest whole cent. The net asset value so computed will be used for all purchase orders and redemption requests received between such computation and the preceding computation.

     The value of the Fund's portfolio securities and other assets is based on market values determined by procedures established by the Corporation's Board of Directors. Securities listed on a national exchange or designated as national market system securities are valued at the last sale price or, if there has been no sale that day, at the last bid price. All portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the mean between the bid and asked prices. OTC options are valued using the Black-Scholes Model, which utilizes the option's characteristics when bought or sold and the market price of the underlying security to determine a daily price for each OTC option's position. The only pricing variable changed daily is the price of the underlying security. Short-term instruments having a maturity date of more than 60 days are valued on a "mark-to-market" basis, that is, at prices based on market quotations for securities of similar type, yield, quality and maturity, until 60 days prior to maturity and thereafter at amortized value. Short-term instruments having a maturity date of 60 days or less at the time of purchase are valued at amortized cost value unless the Board of Directors determines this does not represent fair market value. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).


HOW TO BUY AND REDEEM SHARES

     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized dealers, including Capstone Asset Planning Company. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to the Fund's net asset value.

     Shares will be credited to a stockholder's account at the public offering price next computed after an order is received by the Distributor.
 Initial purchases must be at least $10,000, and there is no minimum for subsequent investments. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so. See "Purchasing Shares" in the Prospectus.

     Generally, a stockholder may require the Fund to redeem his shares by sending a written request, signed by the record owner(s), to Capstone Intermediate Government Fund, c/o Fund/Plan Services, Inc., P.O. Box 874, 2
W. Elm Street, Conshohocken, Pennsylvania 19428. In addition, certain expedited redemption methods are available. See "Redemption and Repurchase of Shares" in the Prospectus.


TAXES

     The following summary describes some of the more significant Federal income tax consequences applicable to investors in the Fund based on existing Federal tax law. New tax laws may be enacted which might affect the tax consequences of an investment in the Fund. The following discussion is necessarily general, and prospective investors are urged to consult their own tax advisers with respect to the particular tax consequences to the investor of an investment in the Fund.

     The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election to be taxed as a regulated investment company involves no supervision of management or investment policies or practices by any government agency. To qualify as a regulated investment company the Fund must, with respect to each taxable year, distribute to stockholders at least 90% of its investment company taxable income (which includes, among other items, interest and the excess of net short-term capital gains over net long-term capital losses) and meet certain diversification of assets, source of income, and other requirements of the Code.

     As a regulated investment company, the Fund generally is not subject to Federal income tax on its investment company taxable income and net capital gain (net long-term capital gains in excess of net short-term capital losses), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (reduced by certain ordinary losses, as prescribed by the Code), and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     If the Fund retains its net capital gains, although it has no plans to do so, the Fund may elect to treat such amounts as having been distributed to its stockholders. As a result, the stockholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gains as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Fund shares.

     DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to a stockholder as ordinary income. Distributions of net capital gains, if any, designated by the Fund as capital gain dividends, are taxable as long-term capital gains, regardless of how long the stockholder has held the Fund's shares, and are not eligible for the dividends received deduction.

     Dividends received by corporate stockholders may qualify for the dividends received deduction to the extent the Fund designates its dividends as derived from dividends from domestic corporations. The amount designated by the Fund as so qualifying cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. Since the Fund's income may not consist exclusively of dividends eligible for the corporate dividends received deduction, its distributions of investment company taxable income likewise may not be eligible, in whole or in part, for that deduction. The alternative minimum tax applicable to corporations may reduce the benefits of the dividends received deduction. The dividends received deduction may be further reduced if the shares of the Fund are debt-financed or are deemed to have been held less than 46 days.

     All distributions are taxable to the stockholder whether reinvested in additional shares or received in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Stockholders will be notified annually as to the Federal tax status of distributions paid to them by the Fund.

     Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution nevertheless would be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

     HEDGING AND OTHER TRANSACTIONS. Certain options are "section 1256 contracts." Any gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year (and at other times prescribed pursuant to the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as 60/40 gain or loss.

     Generally, the hedging transactions undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to stockholders.

     The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Because the tax consequences of straddle transactions to the Fund are not entirely clear, it may ultimately be determined that the Fund's tax accounting procedures failed to conform to the straddle rules. Consequently, the Fund may have inadvertently failed to satisfy one or more of the requirements for qualification as a regulated investment company.
If the Fund has failed to satisfy the requirement that it distribute at least 90% of its net investment company taxable income, the Fund may be able to preserve its regulated investment company status by making a "deficiency dividend" distribution. In addition, the Fund would have to pay interest and a penalty on the amount of the deficiency dividend distribution. If the Fund fails to satisfy one of the other requirements for qualification as a regulated investment company, the Fund would be taxed as an ordinary corporation, and its distributions, including net capital gain distributions, would be taxable to stockholders as ordinary dividends. Moreover, upon any requalification as a regulated investment company, the Fund might be subject to a corporate-level tax on certain gains.

     Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options.

     Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

     DISPOSITION OF SHARES. Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a stockholder will realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands. Such gain or loss generally will be long-term or short-term depending upon the stockholder's holding period for the shares. However, a loss realized by a stockholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the stockholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Exchanges of Fund shares for shares of other funds generally would be treated as taxable sales of the shares exchanged by the stockholder.

     BACKUP WITHHOLDING. The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions from the Fund and of gross proceeds from the redemption of shares payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. Federal income tax liability.

     OTHER TAXES. Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Foreign stockholders may be subject to U.S. tax rules that differ significantly from those described above, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the knowledge of the Board of Directors, no person owns more than five percent of the Fund's common stock.


OTHER INFORMATION

     CUSTODY OF ASSETS. All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by The Fifth Third Bank, 38 Fountain Square, Cincinnati, Ohio 45263, as Custodian.

     STOCKHOLDER REPORTS. Semi-annual statements are furnished to stockholders, and annually such statements are audited by the Fund's independent accountants.

     INDEPENDENT ACCOUNTANTS. Tait, Weller & Baker, Two Penn Center Plaza, Suite 700, Philadelphia, Pennsylvania 19102-1707, the independent accountants for the Fund, performs annual audits of the Fund's financial statements.

     LEGAL COUNSEL. Dechert Price & Rhoads, 1500 K Street, N.W., Suite 500, Washington, DC 20005, is legal counsel to the Fund.

                      CAPSTONE FIXED INCOME SERIES, INC.
                       CAPSTONE GOVERNMENT INCOME FUND
                    CAPSTONE INTERMEDIATE GOVERNMENT FUND
                             OTHER INFORMATION
               (PART C TO REGISTRATION STATEMENT NO. 2-28174)


Item 24.    Financial Statements and Exhibits
            ---------------------------------

       Exhibits not incorporated by reference to a prior filing are designated by an asterisk; all exhibits not so designated are incorporated hereby by reference to a prior filing as indicated.

       (a)  Financial Statements:

                 Condensed Financial Information (Part A)
                 Statement of Assets and Liabilities, including the schedule of investments, as of December 31, 1994 (Part B) Statement of Operations for the year ended December 31, 1994 (Part B)
                 Statement of Changes in Net Assets for the years ended December 31, 1994 and 1993 (Part B)
                 Notes to Financial Statements (Part B)

       (b)  Exhibits:

            A.   Exhibits filed pursuant to Form N-1A

                 1(a) Copy of Certificate of Incorporation dated December 6, 1967; Exhibit 1 to Registration No. 2-28174.

                 1(b) Copy of Certificate of Amendment of Certificate of Incorporation dated May 14, 1968; Exhibit 1A to Amendment No. 1 to Registration No. 2-28174.

                 1(c) Copy of Certificate of Amendment of Certificate of Incorporation dated July 23, 1979; Exhibit 1 to Amendment No. 6 to Registration No. 2-28174.

                 1(d) Copy of Certificate of Amendment of Certificate of Incorporation dated December 19, 1980;
                           Exhibit 2(ii) to Post-Effective Amendment No. 22 to Registration No. 2-28174.

                 1(e) Copy of Certificate of Amendment of Certificate of Incorporation dated July 25, 1977; Exhibit 1(e) to Post-Effective Amendment No. 29 to Registration No. 2-28174.

                 1(f) Copy of Certificate of Amendment of Certificate of Incorporation dated April 30, 1986; Exhibit 1(f) to Post-Effective Amendment No. 29 to Registration No. 2-28174.

                 1(g) Copy of Certificate of Amendment of Certificate of Incorporation dated January 12, 1990;
                           Exhibit 1(g) to Post-Effective Amendment No. 33 to Registration No. 2-28174.

                 1(h) Copy of Certificate of Amendment of Certificate of Incorporation of Investors Income Fund, Inc. dated January 8, 1991; Exhibit 1(h) to Post-Effective Amendment No. 36 to Registration No. 2-28174.

                 1(i) Copy of Certificate of Amendment of Certificate of Incorporation of Investors Income Fund, Inc. dated February 15, 1991; Exhibit 1(i) to Post-Effective Amendment No. 36 to Registration No. 2-28174.

                 1(j) Copy of Agreement and Articles of Merger of Capstone Fixed Income Series, Inc. dated May 11, 1992; Exhibit 1(j) to Post-Effective Amendment No. 41 to Registration No. 2-28174.

                 1(k) Copy of Articles of Incorporation of Capstone Fixed Income Series, Inc. dated May 11, 1992;
                           Exhibit 1(k) to Post-Effective Amendment No. 41 to Registration No. 2-28174.

                 2(a) Copy of By-Laws of Southwestern Investors Income Fund, Inc., as amended; Exhibit 2 to Post-Effective Amendment No. 25 to Registration No. 2-28174.

                 2(b) Copy of Amendment to By-Laws of Investors Income Fund, Inc., as amended; Exhibit 2(b) to Post-Effective Amendment No. 33 to Registration No. 2-28174.

                 2(c) Copy of By-Laws of Capstone Fixed Income Series, Inc.; Exhibit 2(c) to Post-Effective Amendment No. 41 to Registration No. 2-28174.

                 3         None

                 4         Specimen Common Stock Certificate

                 5(a) Copy of Investment Advisory Agreement between Southwestern Investors Income Fund, Inc. and Tenneco Asset Management Company dated as of July 26, 1982; Exhibit 5 to Post-Effective Amendment No. 25 to Registration No. 2-28174.

                 5(b) Copy of Amendment to Investment Advisory Agreement between Southwestern Investors Income Fund, Inc. and Tenneco Asset Management Company dated as of February 21, 1984; Exhibit 5(b) to Post-Effective Amendment No. 27 to Registration No. 2-28174.

                 5(c) Copy of Investment Advisory Agreement between Investors Income Fund, Inc. and Capstone Asset Management Company dated as of September 1, 1987; Exhibit 5(c) to Post-Effective Amendment No. 30 to Registration No. 2-28174.

                 5(d) Copy of Consulting Agreement between Howard S. Potter and Capstone Asset Management Company dated as of November 1, 1991; Exhibit 5(d) to Post-Effective Amendment No. 39 to Registration No. 2-28174.

                 5(e) Copy of Interim Subadvisory Agreement between New Castle Advisers, Inc. and Capstone Asset Management Company dated November 21, 1991;
                           Exhibit 5(e) to Post-Effective Amendment No. 39 to Registration No. 2-28174.

                 5(f) Copy of Investment Advisory Agreement between Capstone Government Income Fund and Capstone Asset Management Company dated February 19, 1992; Exhibit 5(f) to Post-Effective Amendment No. 39 to Registration No. 2-28174.

                 5(g) Copy of Subadvisory Agreement between New Castle Advisers, Inc. and Capstone Asset Management Company dated February 19, 1992;
                           Exhibit 5(g) to Post-Effective Amendment No. 39 to Registration No. 2-28174.

                 5(h) Copy of Investment Advisory Agreement between Capstone Fixed Income Series, Inc. and Capstone Asset Management Company dated May 11, 1992;
                           Exhibit 5(h) to Post-Effective Amendment No. 41 to Registration No. 2-28174.

                 5(i) Copy of Subadvisory Agreement between New Castle Advisers, Inc. and Capstone Asset Management Company dated May 11, 1992; Exhibit 5(i) to Post-Effective Amendment No. 41 to Registration No. 2-28174.

                 5(j) Proposed form of Investment Advisory Agreement between Capstone Fixed Income Series, Inc., on behalf of Bond USA Fund, and Greenwich Asset Management, Incorporated; Exhibit 5(j) to Post-Effective Amendment No. 42 to Registration No. 2-28174.

                 5(k) Proposed form of Subadvisory Agreement between Capstone Asset Management Company and Greenwich Asset Management, Incorporated; Exhibit 5(k) to Post-Effective Amendment No. 42 to Registration No. 2-28174.

                 5(l) Proposed form of Investment Advisory Agreement between Capstone Fixed Income Series, Inc., on behalf of Capstone Intermediate Government Fund, and Capstone Asset

                           Management Company; Exhibit 5(l) to Post-
                           Effective Amendment No. 47 to Registration No.
                           2-28174.

                 6(a) Copy of General Distribution Agreement between Southwestern Investors Income Fund, Inc. and Tenneco Asset Planning Company dated October 1, 1984; Exhibit 6 to Post-Effective Amendment No. 28 to Registration No. 2-28174.

                 6(b) Copy of General Distribution Agreement between Investors Income Fund, Inc. and Capstone Asset Planning Company dated September 1, 1987;
                           Exhibit 6(b) to Post-Effective Amendment No. 30 to Registration No. 2-28174.

                 6(c) Copy of General Distribution Agreement between Capstone Government Income Fund and Capstone Asset Planning Company dated March 1, 1992;
                           Exhibit 6(c) to Post-Effective Amendment No. 39 to Registration No. 2-28174.

                 6(d) Copy of General Distribution Agreement between Capstone Fixed Income Series, Inc., on behalf of Capstone Government Income Fund, and Capstone Asset Planning Company dated May 11, 1992; Exhibit 6(d) to Post-Effective Amendment No. 41 to Registration No. 2-28174.

                 6(e) Copy of Selling Group Agreement; Exhibit 6(e) to Post-Effective Amendment No. 39 to
                           Registration No. 2-28174.

                 6(f) Proposed form of General Distribution Agreement between Capstone Fixed Income Series, Inc., on behalf of Bond USA Fund, and Capstone Asset Planning Company; Exhibit 6(f) to Post-Effective Amendment No. 42 to Registration No. 2-28174.

                 7         None

                 8(a)      Copy of Custodian Agreement between
                           Southwestern Investors Income Fund, Inc. and
                           First Pennsylvania Bank N.A., dated July 1,
                           1985; Exhibit 8 to Post-Effective Amendment No. 28 to Registration No. 2-28174.

                 8(b) Proposed form of Custodian Agreement between Capstone Fixed Income Series, Inc., on behalf of Bond USA Fund, and The Nottingham Company, Inc.; Exhibit 8(b) to Post-Effective Amendment No. 42 to Registration No. 2-28174.

                 8(c) Copy of Custody Agreement between Capstone Fixed Income Series, Inc. and The Fifth Third Bank dated December 13, 1994.

                 9(a)(1) Copy of Administration Agreement between Southwestern Investors Income Fund, Inc. and First Pennsylvania Bank, N.A.

                           dated as of May 19, 1982.

                 9(a)(2) Copy of Amendment of the Administration Agreement among Southwestern Investors Income Fund, Inc., First Pennsylvania Bank, N.A. and Fund/Plan Services, Inc. dated as of December 23, 1985.

                 9(a)(3) Copy of Administration Agreement between Investors Income Fund, Inc. and Capstone Financial Services, Inc. dated as of October 1, 1987; Exhibit 9(c) to Post-Effective Amendment No. 30 to Registration No. 2-28174.

                 9(a)(4) Proposed form of Administration Agreement between Capstone Fixed Income Series, Inc., on behalf of Bond USA Fund, and Capstone Asset Management Company; Exhibit 9(a)(4) to Post-Effective Amendment No. 42 to Registration No. 2-28174.

                 9(b)(1) Copy of Amendment of the Administration Agreement among Southwestern Investors Income Fund, Inc., First Pennsylvania Bank, N.A. and Fund/Plan Services, Inc. dated as of December 23, 1985.

                 9(c) Copy of Administration Agreement between Investors Income Fund, Inc. and Capstone Financial Services, Inc. dated as of October 1, 1987; Exhibit 9(c) to Post-Effective Amendment No. 30 to Registration No. 2-28174.

                 10        Opinion of Dechert Price & Rhoads

                 *11(a)(1) Consent of Ernst & Young LLP, Independent
                           Auditors.

                 *11(a)(2) Consent of Tait, Weller & Baker, Independent
                           Certified Public Accountants.

                 *11(b) Powers of Attorney of Messrs. James F. Leary, John R. Parker, Philip C. Smith and Bernard J. Vaughan.

                 12        None

                 13        None

                 14(a)(1) Southwestern Life Insurance Company Defined Benefit Pension Plan and Trust; Exhibit 14(a)(1) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

______________
* Filed herewith

                 14(a)(2) Adoption Agreement for Southwestern Life Insurance Company Standardized Integrated Defined Benefit Pension Plan and Trust
                           (with Pairing Provisions); Exhibit 14(a)(2) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(a)(3) Adoption Agreement for Southwestern Life Insurance Company Standardized Non-Integrated Defined Benefit Pension Plan and Trust (with Pairing Provisions); Exhibit 14(a)(3) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(a)(4) Adoption Agreement for Southwestern Life Insurance Company Non-Standardized Integrated Defined Benefit Pension Plan and Trust; Exhibit 14(a)(4) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(a)(5) Adoption Agreement for Southwestern Life Insurance Company Non-Standardized Non-Integrated Defined Benefit Pension Plan and Trust; Exhibit 14(a)(5) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(b)(1) Southwestern Life Insurance Company Combination Profit Sharing-Money Purchase Plan and Trust;
                           Exhibit 14(b)(1) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(b)(2) Adoption Agreement for Southwestern Life Insurance Company Standardized Money Purchase Plan and Trust (with Pairing Provisions);
                           Exhibit 14(b)(2) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(b)(3) Adoption Agreement for Southwestern Life Insurance Company Standardized Profit Sharing Plan and Trust (with Pairing Provisions);
                           Exhibit 14(b)(3) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(b)(4) Adoption Agreement for Southwestern Life Insurance Company Non-Standardized Money Purchase Plan and Trust; Exhibit 14(b)(4) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(b)(5) Adoption Agreement for Southwestern Life Insurance Company Non-Standardized Profit Sharing Plan and Trust; Exhibit 14(b)(5) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(c) Form 5305, Simplified Employee Pension-Individual Retirement Accounts Contribution Agreement; Exhibit 14(c) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(d) Form 5305-A, Individual Retirement Custodial Account; Exhibit

                           14(d) to Pre-Effective Amendment No. 1 to
                           Registration No. 2-99810.

                 14(e)(1) Southwestern Life Insurance Company Tax Deferred Annuity Program Custodial Agreement;
                           Exhibit 14(e)(1) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(e)(2) Amendment to Application for Investment Plans under a 403(b)(7) Plan; Exhibit 14(e)(2) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 15(a) Copy of Service and Distribution Plan; Exhibit 15(a) to Post-Effective Amendment No. 39 to Registration No. 2-28174.

                 15(b) Copy of Service Agreement; Exhibit 15(b) to Post-Effective Amendment No. 39 to Registration No. 2-28174.

                 15(c) Proposed form of Service and Distribution Plan between Capstone Fixed Income Series, Inc., on behalf of Bond USA Fund, and Capstone Asset Planning Company; Exhibit 15(c) to Post-Effective Amendment No. 42 to Registration No. 2-28174.

                 15(d) Proposed form of Service and Distribution Plan between Capstone Fixed Income Series, Inc., on behalf of Capstone Intermediate Government Fund, and Capstone Asset Planning Company;
                           Exhibit 15(d) to Post-Effective Amendment No. 47 to Registration No. 2-28174.

                 *16       Schedule for Computation of Performance
                           Quotations.

            B. Exhibits filed pursuant to Rule 483 of Regulation C under the Securities Act of 1933, as amended.


Item 25.    Persons Controlled by or under Common Control with Registrant
            -------------------------------------------------------------

       Registrant does not control and is not under common control with any person.


Item 26.    Number of Holders of Securities
            -------------------------------

                                                     Number of Record Holders
          Title of Class       Title of Series          As of March 18, 1996
          --------------       ---------------       ------------------------

          Common Stock,              CGIF                       1,025
          par value $.001

______________
*  Filed herewith

          Common Stock,              CIGF                           0
          par value $.001


Item 27.  Indemnification
          ---------------

          The Articles of Incorporation of the Registrant include the following:

                                    ARTICLE VII

                       "Article 7.4 Indemnification. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment."

       The By-Laws of the Registrant include the following:

                                    ARTICLE VI


                                 INDEMNIFICATION

            The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and
       (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law."

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

       To the extent that the Articles of Incorporation, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment adviser or principal underwriter to the Registrant, any such provision protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise by subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of this duties, or by reason of his reckless disregard of this duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended, and Release No. IC-11330 issued thereunder.


Item 28.    Business and Other Connections of Investment Adviser
            ----------------------------------------------------

       The investment adviser of the Registrant is also the investment adviser and/or administrator of four other investment companies: Capstone Growth Fund, Inc., Capstone Nikko Japan Fund, Capstone New Zealand Fund and Medical Research Investment Fund, Inc. Such adviser also manages private accounts and is an adviser for a portion of the Tenneco Inc. Pension Plan. For further information, see "Directors and Officers" in Part B hereof.


Item 29.    Principal Underwriters
            ----------------------

       (a) The principal underwriter of the Registrant, Capstone Asset Planning Company, also acts as principal underwriter for Capstone Growth Fund, Inc., Capstone Nikko Japan Fund, Capstone New Zealand Fund and Medical Research Investment Fund, Inc.

       (b)

Name and Principal     Positions and Offices               Positions and Offices
Business Address*         with Underwriter                    with Registrant
------------------     ---------------------               ---------------------
Dan E. Watson         Chairman of the Board      Executive Vice President
                      and Director

Edward L. Jaroski     President and Director     President and Chairman of the Board

Howard S. Potter      Managing Director          Executive Vice President

John M. Metzinger               --               Vice President

Leticia N. Jaroski    Vice President                           --

Janet K. Roberts      Assistant Vice President                 --

Iris R. Clay          Corporate Secretary        Corporate Secretary

Norma R. Ybarbo                 --               Assistant Secretary

Linda G. Giuffre      Vice President and         Treasurer
                      Treasurer

______________

* 5847 San Felipe, Suite 4100, Houston, Texas 77057


Item 30.    Location of Accounts and Records
            --------------------------------

            Capstone Asset Management Company, the investment adviser to the Registrant, 5847 San Felipe, Suite 4100, Houston, Texas 77057, The Fifth Third Bank, the custodian of the Registrant, 38 Fountain Square, Cincinnati, Ohio 45263, and Fund/Plan Services, Inc., the transfer agent of the Registrant, 2 W. Elm Street, P.O. Box 874, Conshohocken, Pennsylvania 19428, maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated thereunder.


Item 31.    Management Services
            -------------------
            Not applicable.


Item 32.    Undertakings
            ------------

            *32(a) Copy of Undertaking on behalf of Capstone Government Income Fund.

            *32(b)     Copy of Undertaking on behalf of Capstone
                       Intermediate Government Fund.

                                    SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement or Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas on the 25th day of March, 1996.


                                 CAPSTONE FIXED INCOME SERIES, INC.
                                 Registrant


                                 By:  /s/EDWARD L. JAROSKI
                                      --------------------------------
                                      Edward L. Jaroski, President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signatures                     Title                      Date
       ----------                     -----                      ----


/sEDWARD L. JAROSKI             President (Principal        March 25, 1996
------------------------        Executive Officer)
Edward L. Jaroski


/s/LINDA G. GIUFFRE             Treasurer (Principal        March 25, 1996
------------------------        Financial & Accounting
Linda G. Giuffre                Officer)


JAMES F. LEARY*                 Director                    March 25, 1996
------------------------
James F. Leary


JOHN R. PARKER*                 Director                    March 25, 1996
------------------------
John R. Parker


PHILIP C. SMITH*                Director                    March 25, 1996
------------------------
Philip C. Smith


BERNARD J. VAUGHAN*             Director                    March 25, 1996
------------------------
Bernard J. Vaughan


* By:  /s/EDWARD L. JAROSKI
       -----------------------------
       Edward L. Jaroski, Attorney-In-Fact

                             INDEX TO EXHIBITS



Exhibit
Number                    Description of Exhibits
-------                   -----------------------

11(a)(l)       Consent of Ernst & Young LLP, Independent Auditors

11(a)(2)       Consent of Tait, Weller & Baker, Independent Certified
               Public Accountants

11(b)          Powers of Attorney of Messrs. James F. Leary, John R.
               Parker, Philip C. Smith and Bernard J. Vaughan

16             Schedule for Computation of Performance Quotations

32(a)          Copy of Undertaking on behalf of Capstone Government
               Income Fund

32(b)          Copy of Undertaking on behalf of Capstone Intermediate
               Government Fund